1999
Annual
Report


[PHOTO]



                                Morgan Stanley Dean Witter Investment Management
                                                 Miller Anderson & Sherrerd, LLP



                                                                [MAS FUNDS LOGO]

Miller Anderson & Sherrerd, LLP            Morgan Stanley Dean Witter Investment
                                                                      Management





MISSION STATEMENT

We strive to meet or exceed clients' long-term investment objectives by providing a comprehensive array of investment services, characterized by enduring client relationships and superior investment results.

In pursuing this mission we:

-   Listen attentively to our clients

- Communicate clearly and concisely how well our investment strategies and results are fulfilling our clients' investment objectives

- Manage the growth of the firm to preserve and enhance the quality of our investment services

- Invest continuously in people and technology to remain at the intellectual and technological forefront of our industry

- Maintain a culture and work environment that promote teamwork and enable us to attract and retain the highest caliber of people and to foster their growth and satisfaction

-   Uphold the highest standards of ethics and integrity

We measure our success through our enduring client relationships and long-term investment results.

Miller Anderson & Sherrerd, LLP            Morgan Stanley Dean Witter Investment
                                                                      Management



CONTENTS

CHAIRMAN'S LETTER................4

PORTFOLIO COMMENTARY AND INVESTMENT RESULTS

  EQUITY

    6  Value Portfolio
    8  Equity Portfolio
   10  Small Cap Value Portfolio
   12  Mid Cap Growth Portfolio
   14  Mid Cap Value Portfolio
   16  Small Cap Growth Portfolio


  FIXED INCOME

   18  Fixed Income Portfolio
   20  Domestic Fixed Income Portfolio
   22  High Yield Portfolio
   24  Cash Reserves Portfolio
   26  Fixed Income II Portfolio
   28  Limited Duration Portfolio
   30  Special Purpose Fixed Income Portfolio
   32  Municipal Portfolio
   34  Global Fixed Income Portfolio
   36  International Fixed Income Portfolio
   38  Intermediate Duration Portfolio
   40  Multi-Market Fixed Income Portfolio

  BALANCED

   42  Balanced Portfolio
   44  Multi-Asset-Class Portfolio

  TRUSTEES AND OFFICERS........ 47

Miller Anderson & Sherrerd, LLP


CHAIRMAN'S LETTER

"WE USE PROVEN STRATEGIES THAT HAVE BEEN VALIDATED THROUGH HISTORICAL RESEARCH AND ANALYSIS, PROVIDING THE CONSISTENCY IN INVESTMENT APPROACH THAT INSTITUTIONAL INVESTORS SEEK."


[PHOTO]


Thomas L. Bennett,
Chairman



DEAR FELLOW SHAREHOLDERS,

1999 is a special year for MAS Funds and the Fund's adviser, Miller Anderson & Sherrerd, LLP. This year marks the 30th anniversary of the launch of the first MAS strategy. In addition, we celebrate the 15th year of existence for our three flagship MAS Funds Portfolios: Value, Equity, and Fixed Income.

    We are very proud to have reached these milestones through adherence to prudent, valuation-driven investment decision-making and dedication to superior client service. From the beginning, we have stressed the importance of a long-term, disciplined approach to investing. We use proven strategies that have been validated through historical research and analysis, providing the consistency in investment approach that institutional investors seek.

    Remaining disciplined does not, however, imply that we never make changes. We are dedicated above all else to serving the best interests of our shareholders, and that means having the willingness to look for areas of improvement. A good example would be our Equity Portfolio. As many of our shareholders are aware, we initiated significant changes about two years ago in the way we execute the Portfolio's investment strategy. While we continue our efforts to enhance the management of this portfolio, the Portfolio's superior performance versus the S&P 500 over the past 12 months makes us feel very positive about our progress thus far.

    During the past year, we also decided to close four of the MAS Funds portfolios. These decisions were not made lightly--we ultimately concluded that we would better serve our entire shareholder base by reallocating our resources and taking advantage of our close relationship with the Morgan Stanley Dean Witter Institutional Funds. For example, as a result of closing the International Equity and Emerging Markets Value Portfolios, the realignment of investment teams allowed MAS Funds investors to benefit from an expanded, global asset allocation team, while enjoying access to premier international investing services.

    Through the Fund's affiliation with Morgan Stanley Dean Witter Investment Management, we are now able to offer our clients an even broader array of

                                Morgan Stanley Dean Witter Investment Management

high quality investment products and services. In doing so, we have endeavored to preserve the excellent standing of the MAS Funds portfolios. As shown in the table below, a high percentage of the MAS Funds portfolios rated by Morningstar continues to be awarded "Four- and Five-Star Ratings" based on their long-term track record--76% versus 74% two years ago.

    MAS Funds remains committed to the ideals of time-tested, disciplined investing and individualized, attentive service to clients. Our dedication to these principles will not waver, and we will continue to look for the best ways to serve our shareholders. As always, please call your client service contact with any questions regarding this report or the MAS Funds portfolios.

    Sincerely,

    /s/ THOMAS L. BENNETT
    Thomas L. Bennett
    Chairman







"THROUGH THE FUND'S AFFILIATION WITH MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT, WE ARE NOW ABLE TO OFFER OUR CLIENTS AN EVEN BROADER ARRAY OF HIGH QUALITY INVESTMENT PRODUCTS AND SERVICES."


-------------------------------------------------------------------------------------------------------------
MORNINGSTAR RATINGS FOR MAS FUNDS* For the periods ending September 30, 1997 and September 30, 1999
-------------------------------------------------------------------------------------------------------------

                                        Number of Funds         Number of Funds             Number of Funds
                                     Rated by Morningstar         Rated 4 Star                Rated 5 Star
-------------------------------------------------------------------------------------------------------------
                                      9/30/1997  9/30/1999     9/30/1997  9/30/1999      9/30/1997  9/30/1999
-------------------------------------------------------------------------------------------------------------
Equity Portfolios                         4          5             1         2              2          2
-------------------------------------------------------------------------------------------------------------
International Equity Portfolios           1         --            --        --             --         --
-------------------------------------------------------------------------------------------------------------
Fixed-Income Portfolios                  10          8             7         4              3          4
-------------------------------------------------------------------------------------------------------------
International Fixed-Income Portfolios     2          2            --        --             --         --
-------------------------------------------------------------------------------------------------------------
Balanced Portfolios                       2          2             1         1             --         --
-------------------------------------------------------------------------------------------------------------
Total                                    19         17             9         7              5          6


*Morningstar, Inc. assigns ratings to investment companies based on the Firm's proprietary star-based rating system. Under this system, Morningstar assigns a fund anywhere from one to five stars based upon a combination of performance (three-, five-, and ten-year time periods, when available) and risk, assessed together to form a comprehensive evaluation. The top 10% of each class receives five stars and funds falling in the next 22.5% receive four stars. A Morningstar rating is not a predictor of future performance and does not guarantee that a fund will perform at its past levels in the future.

Morningstar, Inc. currently rates seventeen of the twenty MAS Funds portfolios. Morningstar, Inc. requires that a mutual fund be in existence for a minimum of three years in order to be rated. Therefore, the Small Cap Growth and Multi-Market Fixed Income Portfolios are not yet rated. In addition, the Cash Reserves Portfolio is not rated, because Morningstar, Inc. does not rate money market funds.

MAS Funds/Equity


VALUE PORTFOLIO

"THE PORTFOLIO'S P/E RATIO AT FISCAL YEAR-END WAS 11.2X, COMPARED TO 26.4X FOR THE S&P 500."


THE VALUE PORTFOLIO combines Miller Anderson & Sherrerd's disciplined stock valuation process with the judgment gained through considerable experience in low P/E investing.

    MAS's process is executed in two stages. An initial screen identifies companies with flat or positive earnings growth which have underperformed the broad market averages, and whose valuations fall into the lower segment of MAS's investment universe. In the second stage, fundamental analysis is used to determine the cyclical sustainability of earnings and the competitive dynamics of a company. This approach is fortified by attention to risk management. MAS emphasizes portfolio diversification in terms of both sectors and stocks. Maximum sector and position limitations are imposed, thereby minimizing the risk of any individual sector or holding.

    MAS also utilizes a clearly defined, firmly enforced sell discipline. Many value managers who are able to identify outstanding securities err by holding successful investments past their peaks. Perhaps the greatest strategic advantage of the MAS approach is that the sell discipline mandates the sale of any stock that satisfies one or more of the three sell criteria--price appreciation, earnings deterioration, or negative fundamental change.

    The past two years have been difficult for low P/E value investing, and this difficult environment continued in the Portfolio's 1999 fiscal year. The total return of the MAS Funds Value Portfolio was 8.3%, compared to 27.8% for the S&P 500.

    Early in the year, it appeared that the equity markets had become increasingly "digital." The digital world reduces inputs to streams of 1s or 0s, off or on, with no mention or measurement of degree. Investors seemed to have reduced their opinions about companies and their stock prices to the same level of simplicity. Internet, technology, and mega-cap growth stocks were switched "on" in the equity markets. Valuations were deemed irrelevant in this new digital investment world. Most other sectors of the market were deemed "off." Conceptually unappealing sectors such as small- and mid-caps and economically sensitive companies of every size were ignored, irrespective of fundamentals or valuations.

    By contrast, the third fiscal quarter represented an excellent period for the Portfolio and a welcome respite from earlier performance comparisons. The Portfolio returned 15.3% for that quarter, compared to 7.1% for the S&P 500. The most important aspect of this quarter was the market's significant rotation towards a low P/E, value style of investing. For the first time in recent years, the trend of mega-cap growth outperformance was broken. Generally, everything that had suffered over the past eighteen months recovered: large stocks outperformed mega-cap stocks, cyclical stocks outperformed defensive stocks, value stocks outperformed growth stocks, and low P/E stocks outperformed high P/E stocks.

    However, the brief outperformance of value stocks ended abruptly in the fourth fiscal quarter of 1999. For the quarter, the Portfolio returned (16.0)% versus (6.3)% for the S&P 500. Traditional performance attribution reveals that stock selection contributed about 75% of the performance shortfall, and sector allocation was responsible for the remainder. The sector allocation shortfall was due to an underweighting in technology and overweightings in financial, consumer durable, and transportation stocks. Stock selection in the health care, technology, financial, heavy industry, and retail groups penalized relative performance.

    Further analysis, however, reveals that the major reason for the significant underperformance during the quarter was the Portfolio's strict adherence to a low P/E investment discipline. From June through September, the low P/E universe, as defined by the two lowest P/E quintiles of all stocks greater than $2.5 billion in market capitalization, returned (14.1)%. This reversed the positive momentum that value investing had established in the third fiscal quarter. It also reestablished the primary trend of the past two years--a situation in which mega-cap growth stocks with exceptionally high valuations appreciated, while the vast majority of low valuation shares stagnated or declined. Unquestionably, the average stock in the Portfolio's investible universe experienced a severe bear market during the quarter.

    Sector allocation in the Portfolio remained true to the low P/E investible universe at the end of the fiscal year. Overweightings remained in the financial, industrial, durable goods, transportation, and basic materials sectors. During the year, larger commitments were made to the health care services sector, and at fiscal year-end, this group also represented a significant overweighting. MAS believed that this sector, under pressure from reimbursement and legal concerns, represented exceptional value. Sector underweightings remained in technology (which MAS believed was in an Internet-led mania stage), consumer staples, telecommunications, and energy stocks. In each of these sectors, valuations prevented the Portfolio from participating without violating its low P/E discipline.

--------------------------------------------------------------------------------
GROWTH OF A $1 MILLION INVESTMENT OVER 10 YEARS
--------------------------------------------------------------------------------

Fiscal Years Ending        MAS
September 30            Funds Value    S&P 500
89                      1000          1000           9/30/89
                         959          1021          12/31/89
                         929           990           3/31/90
                         957          1052           6/30/90
90                       801           908           9/30/90
                         900           989          12/31/90
                        1053          1133           3/31/91
                        1073          1130           6/30/91
91                      1166          1190           9/30/91
                        1239          1290          12/31/91
                        1240          1258           3/31/92
                        1269          1282           6/30/92
92                      1316          1322           9/30/92
                        1420          1389          12/31/92
                        1499          1449           3/31/93
`                       1508          1456           6/30/93
93                      1574          1494           9/30/93
                        1623          1528          12/31/93
                        1598          1471           3/31/94
                        1621          1477           6/30/94
94                      1692          1549           9/30/94
                        1680          1549          12/31/94
                        1860          1699           3/31/95
                        2078          1862           6/30/95
95                      2243          2010           9/30/95
                        2331          2131          12/31/95
                        2494          2245           3/31/96
                        2552          2346           6/30/96
96                      2656          2418           9/30/96
                        2975          2620          12/31/96
                        3024          2690           3/31/97
                        3466          3159           6/30/97
97                      3752          3396           9/30/97
                        3670          3494          12/31/97
                        4023          3981           3/31/98
                        3873          4112           6/30/98
98                      3136          3703           9/30/98
                        3564          4492          12/31/98
                        3505          4716           3/31/99
                        4041          5048           6/30/99
99                      3396          4733           9/30/99


    Portfolio characteristics and global economic trends remained favorable for low P/E, value-based investors. The Portfolio's P/E ratio at fiscal year-end was 11.2x, compared to 26.4x for the S&P 500. Price-to-cash flow and price-to-book value ratios were also at substantial discounts to the benchmark, while the Portfolio's dividend yield was 2.1%, compared to 1.3% for the index. Growth rates and earnings estimate revisions for the Portfolio's holdings were at slight discounts to the S&P 500, but well within traditional ranges. U.S. economic activity was healthy, and global economic recovery continued. These factors have historically been positive influences on relative price performance for the Portfolio's low P/E investible universe.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*
--------------------------------------------------------------------------------


                                          MAS Value
                      -------------------------------------------------
                                                                              S&P 500
                      Institutional -      Investment +       Adviser ++       Index
---------------------------------------------------------------------------------------
One Year                 8.30%                8.20%             8.10%          27.80%
---------------------------------------------------------------------------------------
Five Years              14.96%               14.84%            14.78%          25.03%
---------------------------------------------------------------------------------------
Ten Years               13.01%               12.95%            12.92%          16.82%
---------------------------------------------------------------------------------------


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

- Represents an investment in the Institutional Class.

+ Represents an investment in the Investment Class which commenced operations 5/6/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

++ Represents an investment in the Adviser Class which commenced operations 7/17/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

Total returns for the Investment Class of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

* Total returns are compared to the S&P 500 Index, an unmanaged market index.

MAS Funds/Equity


EQUITY PORTFOLIO

[PHOTO]


from left:
John Hevner and Jim Scott


THE EQUITY PORTFOLIO is Miller Anderson & Sherrerd's core-strategy stock fund. The Portfolio is heavily oriented toward large-capitalization stocks, with strategic commitments to value and growth equities. In constructing the Portfolio, the MAS equity team applies a value-oriented discipline to three key equity decisions: stock selection, sector allocation, and portfolio risk control.

    MAS's goals for core equity investing are to provide capital appreciation with income through broad market exposure, and to achieve above-average, consistent returns compared to other managers and the broad market averages over long periods of time.

    The fiscal year ended with the stock market in the throes of a general decline. Indeed, by the end of this period, the individual stocks in the S&P 500 had fallen an average of nearly 24% from their 52-week highs. The Portfolio outperformed its benchmark for the year by returning 30.1%, compared to 27.8% for the S&P 500 Index. Competitively, the Portfolio outperformed the Lipper Growth & Income Index, which returned 19.4% for the year, and nearly matched the Lipper Growth Index, which returned 30.2%. For the trailing three-, five-, and ten-year periods, the Portfolio surpassed the return of the Growth & Income Index (20.6% vs. 16.8%, 20.8% vs. 18.1%, and 15.2% vs. 13.4%, respectively).
While exceeding the ten-year return of the Growth Index (15.2% vs. 15.0%), the Portfolio slightly lagged for the three- and five-year periods (20.6% vs. 21.8% and 20.8% vs. 21.4%, respectively).

    During fiscal 1999, the market's growth style dominated value style returns by extreme margins for the first two quarters, much as it had for the previous three and one-half years. The Portfolio's return kept pace, however, and actually outperformed the S&P 500 in each of these two quarters. For an investment discipline which maintains a highly visible and consistent valuation component, outperforming the benchmark under such difficult market conditions was very challenging.

    In mid-April, 1999, the market saw a dramatic shift in investor sentiment favoring value at the expense of growth. Economically sensitive stocks recorded sharp price gains, and cyclical, value-oriented stocks were powered in a strong upward price move. The Portfolio also outperformed the index during those changed market conditions. The diversified approach between growth and value had struck a good balance. The Portfolio's value themes of industrial restructurings and under-appreciated, high-quality businesses at low valuations complemented its growth themes, which focused on top-line growth and market penetration in retail, and industry leadership within telephony and technology.

    The fourth fiscal quarter witnessed extremely difficult investment conditions. The Portfolio underperformed its benchmark as the market retreated broadly and fears of inflation and rate increases surfaced (fears that MAS believed were, for the most part, overstated). As the market declined, growth returned suddenly as the dominant equity style. Concurrently, the Portfolio unwound its slight value tilt and adopted a neutral style posture against the index; this proved to be an effective strategy. What constrained performance, however, was the reversion of large-cap investor sentiment to favor the very largest ("mega"-cap) stocks within the S&P 500 universe. While it may be true that periods of uncertainty could result in a flight to safety by investors, MAS would not agree that the most appropriate proxy for equity-safety is size. A more compelling proxy would be valuation, a cornerstone of the Portfolio. During the quarter, the market became increasingly narrow, as growth stocks (mainly technology) outperformed most other sectors by wide margins. Within the S&P 500 stock universe, the largest fifty stocks, designated by market capitalization, were up in August while the overall index was down. In September, while the index declined again, the largest fifty stocks dropped proportionately less. Investors have focused increasingly on momentum and the largest stocks, while all but ignoring value and many small-to-medium sized companies.

--------------------------------------------------------------------------------
GROWTH OF A $1 MILLION INVESTMENT OVER 10 YEARS
--------------------------------------------------------------------------------

Fiscal Years Ending         MAS
September 30            Funds Equity    S&P 500
89                       1000             1000           9/30/89
                          983             1021          12/31/89
                          953              990           3/31/90
                         1039             1052           6/30/90
90                        883              908           9/30/90
                          982              989          12/31/90
                         1150             1133           3/31/91
                         1150             1130           6/30/91
91                       1238             1190           9/30/91
                         1375             1290          12/31/91
                         1333             1258           3/31/92
                         1333             1282           6/30/92
92                       1381             1322           9/30/92
                         1482             1389          12/31/92
                         1507             1449           3/31/93
                         1495             1456           6/30/93
93                       1534             1494           9/30/93
                         1581             1528          12/31/93
                         1528             1471           3/31/94
                         1539             1477           6/30/94
94                       1597             1549           9/30/94
                         1588             1549          12/31/94
                         1725             1699           3/31/95
                         1880             1862           6/30/95
95                       2014             2010           9/30/95
                         2113             2131          12/31/95
                         2242             2245           3/31/96
                         2332             2346           6/30/96
96                       2346             2418           9/30/96
                         2548             2620          12/31/96
                         2608             2690           3/31/97
                         2996             3159           6/30/97
97                       3249             3396           9/30/97
                         3206             3494          12/31/97
                         3647             3981           3/31/98
                         3696             4112           6/30/98
98                       3162             3703           9/30/98
                         3837             4492          12/31/98
                         4108             4716           3/31/99
                         4550             5048           6/30/99
99                       4116             4733           9/30/99


    Thus, the strong fiscal year performance, in which the Portfolio combined positive sector weighting, stock selection, and risk control, ended with disappointing fourth quarter results. As a result of being underweight several mega-cap stocks which generated exceptional relative returns, and overweight several mid-cap stocks which performed poorly, the Portfolio gave back some of its earlier gains against the market. Recent evidence suggested that economic growth was not in jeopardy from a proactive Federal Reserve, and inflation remained under control as of fiscal year-end. On the strength of this evidence, the outlook for large caps at fiscal year-end appeared favorable. However, fears of inflation and interest rate hikes continued to plague the market, thereby increasing the likelihood of market volatility in the periods ahead.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*
--------------------------------------------------------------------------------


                                         MAS Equity
                     ----------------------------------------------
                                                                       S&P 500
                     Institutional -    Investment +     Adviser ++      Index
---------------------------------------------------------------------------------
One Year                30.15%            29.92%          29.80%         27.80%
---------------------------------------------------------------------------------
Five Years              20.85%            20.70%          20.74%         25.03%
---------------------------------------------------------------------------------
Ten Years               15.20%            15.13%          15.15%         16.82%
---------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

- Represents an investment in the Institutional Class.

+ Represents an investment in the Investment Class which commenced operations 4/10/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

++ Represents an investment in the Adviser Class which commenced operations 1/16/98. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class. It is expected that, over time, returns for the Adviser Class will be lower than for the other classes due to the higher expenses charged.

Total returns for the Investment Class of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

* Total returns are compared to the S&P 500 Index, an unmanaged market index.

MAS Funds/Equity


SMALL CAP VALUE PORTFOLIO


"FOR THE FISCAL YEAR, THE PORTFOLIO OUTPERFORMED THE RUSSELL 2000 INDEX BY 476 BASIS POINTS." FROM LEFT:


[PHOTO]


from left:
Marjorie Zwick, Tracey Ivey and Carolyn Patton



THE SMALL CAP VALUE PORTFOLIO applies Miller Anderson & Sherrerd's value investment philosophy to the small- and medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. MAS generally keeps sector weights within five percentage points of those of the Russell 2000 Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness. Decisions about portfolio composition and structure are made by a team of MAS equity professionals who specialize in the small- and mid-cap market segments.

    MAS's investment process is driven chiefly by bottom-up considerations, although broad macroeconomic trends that influence the outlook for certain industries are taken into account during the decision-making process. As a value-oriented fund, the Portfolio emphasizes stocks with below-average valuations. However, unlike many value strategies, MAS's methodology also includes additional quality and growth factors such as the expected future growth in earnings and dividends, the recent pattern of earnings estimate revisions, and subjective judgments regarding the quality of a company's business franchise. As a result, the Portfolio will generally look similar to the Russell 2000 Index in the quality and growth characteristics of its holdings, while the overall valuation of the Portfolio will generally be lower.

    Small-cap stocks, as represented by the Russell 2000 Index, appreciated close to 20% during the twelve months ended September 30, 1999. This performance was reflective of improving global economic conditions abroad and a better earnings outlook for small- and mid-sized companies. The valuation gap between growth and value stocks continued to approach record levels. MAS believes that an eventual narrowing of this gap is possible, as an improving global economic environment has had a positive impact on the earnings prospects for many small- and mid-sized companies.

    For the fiscal year, the Portfolio outperformed the Russell 2000 Index by 476 basis points. Stock selection was the primary driver of outperformance during the period, while sector allocation decisions detracted slightly from returns. Stock selection was strongest within the technology, financial services, and telephone services sectors. Although the Portfolio had less-than-index exposure to technology during the year, stock selection within that sector also had a positive effect on performance. Pinnacle Systems, Verio Inc., and Powerwave Technologies were the top contributing stocks within the technology sector. During recent months, the investment team increased the Portfolio's exposure to telephone services, and at fiscal year-end, the Portfolio held an overweight position in that sector relative to the Russell 2000 Index. McLeod, Voicestream Wireless, and Western Wireless were the top contributing stocks within the telephone services sector. Bally's Total Fitness, a top ten holding as of September 30, 1999, was also a strong performer during the period.


--------------------------------------------------------------------------------
GROWTH OF A $1 MILLION INVESTMENT OVER 10 YEARS
--------------------------------------------------------------------------------

Fiscal Years Ending      MAS  Funds Small
September 30             Cap Value           Russell 2000
89                       1000                  1000             9/30/89
                          948                   951            12/31/89
                          947                   929             3/31/90
                          994                   965             6/30/90
90                        724                   729             9/30/90
                          791                   765            12/31/90
                         1044                   993             3/31/91
                         1049                   977             6/30/91
91                       1180                  1057             9/30/91
                         1296                  1118            12/31/91
                         1390                  1202             3/31/92
                         1307                  1119             6/30/92
92                       1347                  1152             9/30/92
                         1591                  1324            12/31/92
                         1624                  1380             3/31/93
                         1691                  1411             6/30/93
93                       1855                  1534             9/30/93
                         1928                  1574            12/31/93
                         1914                  1532             3/31/94
                         1890                  1472             6/30/94
94                       2004                  1574             9/30/94
                         1970                  1545            12/31/94
                         2008                  1616             3/31/95
                         2140                  1768             6/30/95
95                       2372                  1942             9/30/95
                         2384                  1985            12/31/95
                         2539                  2086             3/31/96
                         2745                  2190             6/30/96
96                       2942                  2198             9/30/96
                         3223                  2312            12/31/96
                         3193                  2192             3/31/97
                         3724                  2548             6/30/97
97                       4407                  2927             9/30/97
                         4210                  2829            12/31/97
                         4639                  3113             3/31/98
                         4405                  2968             6/30/98
98                       3599                  2370             9/30/98
                         4150                  2757            12/31/98
                         3999                  2607             3/31/99
                         4717                  3013             6/30/99
99                       4456                  2823             9/30/99



    During the second half of the fiscal year, the Portfolio's greater-than-index exposure to the energy sector had a favorable impact on performance. Additionally, less-than-index exposure to financial services and consumer durables further enhanced Portfolio performance. Finally, the decision to underweight technology during the period detracted from results, as did stock selection within health care.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*
--------------------------------------------------------------------------------


                                   MAS Small Cap Value
                               ---------------------------------
                                                                        Russell
                              Institutional -         Adviser ++          2000
---------------------------------------------------------------------------------
One Year                         23.83%                 23.83%           19.07%
---------------------------------------------------------------------------------
Five Years                       17.33%                 17.33%           12.39%
---------------------------------------------------------------------------------
Ten Years                        16.12%                 16.12%           10.93%
---------------------------------------------------------------------------------


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Small-capitalization stock prices have experienced a greater degree of market volatility than those of large-capitalization companies.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

- Represents an investment in the Institutional Class.

++ Represents an investment in the Adviser Class which commenced operations 1/22/99. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class. It is expected that, over time, returns for the Adviser Class will be lower than for the Institutional Class due to the higher expenses charged.

* Total returns are compared to the Russell 2000 Index, an unmanaged market index.

As of 9/30/99, the Portfolio's holdings in Pinnacle Systems, Verio Inc., Powerwave Technologies, McLeod, Voicestream Wireless, Western Wireless, and Bally's Total Fitness were 3.1%, 0.0%, 0.9%, 1.5%, 0.7%, 0.0%, and 2.2%, respectively.

MAS Funds/Equity


MID CAP GROWTH PORTFOLIO


"THE MARKET ENVIRONMENT WAS EXTREMELY VOLATILE AS THE INTERNET BUBBLE GREW, OIL PRICES SPIKED, AND INFLATION FEARS IN THE SPRING BEGAN TO PUT PRESSURE ON STOCK PRICES."


THE MID CAP GROWTH PORTFOLIO seeks to capitalize on the relative inefficiencies of the small- and mid-cap equity markets. The Portfolio targets companies with sustainable growth that exceeds market expectations by focusing on those whose growth surpasses Wall Street analysts' estimates. MAS looks to capture the return potential of rapidly growing companies while avoiding stocks that are likely to disappoint. To identify such companies, MAS's mid-cap growth strategy employs a disciplined four-part process that incorporates quantitative, fundamental and valuation analysis as well as a strict sell discipline.

    First, MAS conducts a quantitative screen that sorts the stocks within each economic sector based on earnings- estimate revisions and growth potential. This screening process limits investment choices to a statistically advantaged pool.

    MAS then conducts extensive fundamental research on a group of eligible stocks to find candidates for purchase. Only high-quality companies with strong sales growth, rising profit margins, and high returns on capital are included in the Portfolio. Qualitative measures are then examined, including management quality and a company's strategic position within its industry.

    MAS supplements fundamental analysis with valuation analysis. In addition to examining measures such as price/earnings, price/sales, and price/cash flow, valuation analysis uses a discounted-cash-flow model. Each stock's valuation is assessed relative to its growth prospects. The goal of this valuation work is to identify and weed out the most overvalued securities.

    The sell discipline mandates an ongoing reevaluation of securities and produces a portfolio that always holds only those securities that are currently most attractive. If a holding falls into one of the bottom two earnings-estimate-revision quintiles of MAS's universe, it will be sold. MAS also sells stocks when fundamental research uncovers unfavorable trends. Analysts are often more reluctant to lower estimates than to raise them. Therefore, companies that are having difficulties may first experience small negative estimate revisions; such companies are frequently sold before larger revisions materialize. Finally, holdings are sold or trimmed back when their valuations exceed the level believed to be reasonable given their growth prospects.

    During fiscal 1999, the Portfolio returned 64.3% versus 25.5% for its benchmark. The market environment was extremely volatile as the Internet bubble grew, oil prices spiked, and inflation fears in the spring began to put pressure on stock prices. The simultaneous interest rate cuts by central banks around the world in the early fall of 1998 provided much-needed liquidity to the markets. MAS viewed these interest rate cuts as extremely bullish, given the attractive valuation levels in early October. The Portfolio's emphasis was shifted from stable growth stocks to more aggressive stocks following the market sell-off in early October. New purchases were focused in the following areas: long duration, high beta securities such as Internet stocks; cyclical growth companies; and companies that were mispriced because of their ongoing need for capital. The market rewarded these aggressive actions, and while the Portfolio's exposure to long duration securities was maintained, the other two areas were subsequently reduced or eliminated.

    In April, fears of rising interest rates caused the market to rotate violently to traditional value and cyclical stocks. This cyclical/value rally was short-lived as growth equities re-established their dominance six weeks later. When the Federal Reserve raised the federal funds rate by 25 basis points in June and again in August, equity prices came under pressure. The Portfolio was positioned slightly in favor of cyclical growth and companies showing improving profitability, and away from domestic stable growers. Sectors with largely domestic earnings streams experienced signifi-cant underperformance in the early summer, as did those adversely affected by rising interest rates, including consumer non-durables, health care, financial services and electric utilities. Conversely, outperforming sectors included those that stood to benefit from an improving Asian economy, such as semiconductors.

    Over the course of the Portfolio's fiscal year, sector selection benefited performance. The overweighted telephone services, technology, consumer services, and energy sectors and underweighted utilities, food & tobacco, financial services, basic resources, and consumer durables sectors all contributed significantly to performance. The underweight in transportation detracted slightly from performance, with most of the other sectors modestly adding to performance.

--------------------------------------------------------------------------------
GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION
--------------------------------------------------------------------------------


Fiscal Years Ending      MAS  Funds
September 30           Mid Cap Growth         S&P MidCap 400
*                        1000                     1000               4/1/94
                         1122                     1059               7/1/94
90                        900                      871              10/1/94
                         1097                      979               1/1/95
                         1327                     1204               4/1/95
                         1347                     1195               7/1/95
91                       1497                     1309              10/1/95
                         1749                     1470               1/1/96
                         1642                     1463               4/1/96
                         1533                     1417               7/1/96
92                       1540                     1472              10/1/96
                         1800                     1645               1/1/97
                         1769                     1699               4/1/97
                         1819                     1739               7/1/97
93                       2062                     1826              10/1/97
                         2128                     1875               1/1/98
                         2004                     1804               4/1/98
                         1832                     1738               7/1/98
94                       1994                     1855              10/1/98
                         2013                     1808               1/1/99
                         2127                     1956               4/1/99
                         2300                     2126               7/1/99
95                       2604                     2334              10/1/99
                         2743                     2367               1/1/00
                         3058                     2513               4/1/00
                         3313                     2585               7/1/00
96                       3354                     2660              10/1/00
                         3258                     2821               1/1/01
                         2956                     2779               4/1/01
                         3565                     3188               7/1/01
97                       4295                     3700              10/1/01
                         4338                     3731               1/1/02
                         5239                     4142               4/1/02
                         5420                     4053               7/1/02
98                       4380                     3467              10/1/02
                         5959                     4444               1/1/03
                         6344                     4161               4/1/03
                         7193                     4750               7/1/03
99                       7196                     4350              10/1/03


    Stock selection was also strong, contributing over half of the outperformance against the index. In technology, exposure to the rapid growth areas of the Internet and communications-related technology companies, especially wireless communications, drove performance. In consumer services, although the sector as a whole underperformed, superior stock selection allowed holdings to be additive to performance. In addition, the Portfolio's energy focus was rewarded as the sector rebounded from severely depressed levels, aided by the rise in oil prices. In health care, two of the Portfolio's holdings, Lincare and Health Management Associates, detracted from performance, following strong outperformance during fiscal 1998. Finally, the Portfolio benefited to a small extent from participation in IPOs.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*
--------------------------------------------------------------------------------


                                     MAS Mid Cap Growth
                              ------------------------------
                                                                 S&P MidCap
                              Institutional -    Adviser ++       400 Index
-----------------------------------------------------------------------------
One Year                         64.27%            63.87%          25.49%
-----------------------------------------------------------------------------
Five Years                       29.26%            29.11%          18.58%
-----------------------------------------------------------------------------
Since Inception                  23.08%            23.00%          16.73%
-----------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Small-capitalization stock prices have experienced a greater degree of market volatility than those of large-capitalization companies.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

- Represents an investment in the Institutional Class.

++ Represents an investment in the Adviser Class which commenced operations 1/31/97. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

* The Mid Cap Growth Portfolio commenced operations on 3/30/90. Total returns are compared to the S&P MidCap 400 Index, an unmanaged market index.

As of 9/30/99, the Portfolio's holdings in Lincare and Health Management Associates were 1.7% and 0.0%, respectively.

MAS Funds/Equity



MID CAP VALUE PORTFOLIO


"THE VALUATION GAP BETWEEN GROWTH AND VALUE STOCKS CONTINUED TO APPROACH RECORD LEVELS."


[PHOTO]


from left:
Helene Kennedy and Alisa Skatrud


THE MID CAP VALUE PORTFOLIO applies Miller Anderson & Sherrerd's value investment philosophy to the medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. MAS generally keeps sector weights within five percentage points of those of the S&P MidCap 400 Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness. Decisions about portfolio composition and structure are made by a team of MAS equity professionals who specialize in the small- and mid-cap market segments.

    MAS's investment process is driven chiefly by bottom-up considerations, although broad macroeconomic trends that influence the outlook for certain industries are taken into account during the decision-making process. As a value-oriented fund, the Portfolio emphasizes stocks with below-average valuations. However, unlike many value strategies, MAS's methodology also includes additional quality and growth factors such as the expected future growth in earnings and dividends, the recent pattern of earnings estimate revisions, and subjective judgments regarding the quality of a company's business franchise. As a result, the Portfolio will generally look similar to the S&P MidCap 400 Index in the quality and growth characteristics of its holdings, while the overall valuation of the Portfolio will generally be lower.

    Mid-cap stocks, as represented by the S&P MidCap 400 Index, appreciated over 20% during the twelve months ended September 30, 1999. This performance was reflective of improving global economic conditions abroad and a better earnings outlook for small- and mid-sized companies. The valuation gap between growth and value stocks continued to approach record levels. MAS believes that an eventual narrowing of this gap is possible, as an improving global economic environment has had a positive impact on the earnings prospects for many small- and mid-sized companies.

    For the fiscal year, the Portfolio outperformed the S&P MidCap 400 Index by 395 basis points. Both stock selection and sector allocation decisions had a positive impact on performance. Stock selection was strongest within the technology, consumer services, telephone services, and energy sectors. Valassis Communications, a top ten holding during the past fiscal year, was a strong performer during the period, contributing nearly 100 basis points to the Portfolio's outperformance. Although the Portfolio had less-than-index exposure to technology during the year, stock selection within that sector also had a positive effect on performance. During recent months, the investment team increased the Portfolio's exposure to telephone services, and at fiscal year-end, the Portfolio held an overweight position in that sector relative to the S&P MidCap 400 Index. McLeod, Voicestream Wireless, and Western Wireless were the top contributing stocks within the telephone services sector.


--------------------------------------------------------------------------------
GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION
--------------------------------------------------------------------------------

Fiscal Years Ending     MAS Funds
September 30            Mid Cap Value   S&P MidCap 400
*                       1000            1000             12/31/94
                        1107            1082              3/31/95
                        1217            1176              6/30/95
95                      1345            1291              9/30/95
                        1327            1309             12/31/95
                        1446            1390              3/31/96
                        1545            1430              6/30/96
96                      1645            1472              9/30/96
                        1868            1561             12/31/96
                        1873            1538              3/31/97
                        2202            1764              6/30/97
97                      2655            2047              9/30/97
                        2608            2064             12/31/97
                        2923            2291              3/31/98
                        2867            2242              6/30/98
98                      2471            1918              9/30/98
                        3026            2459             12/31/98
                        2914            2302              3/31/99
                        3431            2628              6/30/99
99                      3199            2407              9/30/99

    During the second half of the fiscal year, the Portfolio's greater-than-index exposure to the energy sector, predominantly oil service companies, had a favorable impact on performance. Top performing stocks within the energy sector included Nabors Industries and Baker Hughes. Additionally, less-than-index exposure to utilities, heavy industry, and basic resources enhanced Portfolio performance. Finally, the decision to underweight technology stocks during the period detracted from results, as did stock selection within health care.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*
--------------------------------------------------------------------------------


                                   MAS Mid Cap Value
                    -----------------------------------------------
                                                                        S&P MidCap
                    Institutional -     Investment +     Adviser ++     400 Index
-----------------------------------------------------------------------------------
One Year                29.44%             29.30%          29.12%         25.49%
-----------------------------------------------------------------------------------
Since Inception         27.73%             27.58%          27.67%         20.31%
-----------------------------------------------------------------------------------


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Small-capitalization stock prices have experienced a greater degree of market volatility than those of large-capitalization companies.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

- Represents an investment in the Institutional Class.

+ Represents an investment in the Investment Class which commenced operations 5/10/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

++ Represents an investment in the Adviser Class which commenced operations 07/17/98. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class. It is expected that, over time, returns for the Adviser Class will be lower than for the other classes due to the higher expenses charged.

Total returns for the Institutional and Investment Classes of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Mid Cap Value Portfolio commenced operations on 12/30/94. Total returns are compared to the S&P MidCap 400 Index, an unmanaged market index.

As of 9/30/99, the Portfolio's holdings in Valassis Communications, McLeod, Voicestream Wireless, Western Wireless, Nabors Industries, and Baker Hughes were 2.1%, 1.1%, 0.0%, 0.6%, 1.6%, and 0.1%, respectively.

MAS Funds/Equity


SMALL CAP GROWTH PORTFOLIO


"THE GOAL OF THIS VALUATION WORK IS TO IDENTIFY AND WEED OUT THE MOST OVERVALUED SECURITIES."


THE SMALL CAP GROWTH PORTFOLIO seeks to capitalize on the relative inefficiencies of the small-cap equity markets. The Portfolio targets companies with sustainable growth that exceeds market expectations by focusing on those whose growth surpasses Wall Street analysts' estimates. MAS looks to capture the return potential of rapidly growing companies while avoiding stocks that are likely to disappoint. To identify such companies, MAS's small-cap growth strategy employs a disciplined four-part process that incorporates quantitative, fundamental and valuation analysis as well as a strict sell discipline.

    First, MAS conducts a quantitative screen that sorts the stocks within each economic sector based on earnings estimate revisions and growth potential. This screening process limits investment choices to a statistically advantaged pool.

    MAS then conducts extensive fundamental research on a group of eligible stocks to find candidates for purchase. Only high-quality companies with strong sales growth, rising profit margins, and high returns on capital are included in the Portfolio. Qualitative measures are then examined, including management quality and a company's strategic position within its industry.

    MAS supplements fundamental analysis with valuation analysis. In addition to examining measures such as price/earnings, price/sales, and price/cash flow, valuation analysis uses a discounted-cash-flow model. Each stock's valuation is assessed relative to its growth prospects. The goal of this valuation work is to identify and weed out the most overvalued securities.

    The sell discipline mandates an ongoing reevaluation of securities and produces a portfolio that always holds only those securities that are currently most attractive. If a holding falls into one of the bottom two earnings-estimate-revision quintiles of MAS's universe, it will be sold. MAS also sells stocks when fundamental research uncovers unfavorable trends. Analysts are often more reluctant to lower estimates than to raise them. Therefore, companies that are having difficulties may first experience small negative estimate revisions; such companies are frequently sold before larger revisions materialize. Finally, holdings are sold or trimmed back when their valuations exceed the level believed to be reasonable given their growth prospects.

    During fiscal 1999, the Portfolio returned 276.7% versus 19.1% for its benchmark. The market environment was extremely volatile as the Internet bubble grew, oil prices spiked, and inflation fears in the spring began to put pressure on stock prices. The simultaneous interest rate cuts by central banks around the world in the early fall of 1998 provided much-needed liquidity to the markets. MAS viewed these interest rate cuts as extremely bullish given the attractive valuation levels in early October. The Portfolio's emphasis was shifted from stable growth stocks to more aggressive stocks following the market sell-off in early October. New purchases were focused in the following areas: long duration, high beta securities such as Internet stocks; cyclical growth companies; and companies that were mispriced because of their ongoing need for capital. The market rewarded these aggressive actions, and while the Portfolio's exposure to long duration securities was maintained, the other two areas were subsequently reduced or eliminated.

    In April, fears of rising interest rates caused the market to rotate violently to traditional value and cyclical stocks. This cyclical/value rally was short-lived, as growth equities re-established their dominance six weeks later. When the Federal Reserve raised the federal funds rate by 25 basis points in June and again in August, equity prices came under pressure. The Portfolio was positioned slightly in favor of cyclical growth and companies showing near-term improving profitability, and away from domestic stable growers. Sectors with largely domestic earnings streams experienced significant underperformance in the early summer, as did those adversely affected by rising interest rates, including consumer non-durables, health care, financial services, and electric utilities. Conversely, outperforming sectors included those that stood to benefit from an improving Asian economy, such as semiconductors.

    Over the course of the Portfolio's fiscal year, sector selection benefited performance. The overweighted technology, telephone services, and consumer services sectors, and underweighted financial services and consumer durables sectors, contributed significantly to the Portfolio's outperformance. The food and tobacco sector detracted marginally, with most of the other sectors modestly adding to performance.

    Stock selection was also strong, contributing much of the outperformance against the index. In addition, short-term trading had a significant impact on performance, as the Portfolio's smaller size afforded maximum flexibility in managing the assets. This was particularly helpful in the rapidly rotating, volatile market of the past twelve months. The Portfolio also benefited substantially from participation in IPOs, which had significant performance impacts because of the Portfolio's relatively small size. Had the Portfolio been larger, the impact probably would have been less. In technology, exposure to the rapid growth areas of the Internet and communications-related technology companies, especially wireless communications, drove performance. Finally, the Portfolio's energy focus was rewarded as the sector rebounded from severely depressed levels, aided by the rise in oil prices.


--------------------------------------------------------------------------------
GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION
--------------------------------------------------------------------------------

Fiscal Years Ending       MAS Funds
  September 30         Small Cap Growth        Russell 2000
*                       1000                     1000               6/30/98
98                       857                      799               9/30/98
                        1322                      929              12/31/98
                        2033                      878               3/31/99
                        2839                     1015               6/30/99
99                      3228                      951               9/30/99



    It should be noted that the market conditions of the past fiscal year were quite unusual. The levels of volatility and the explosive performance of many IPOs were virtually unprecedented, and the Portfolio was small and nimble enough to take full advantage of this environment. MAS would be very surprised if these market conditions were to continue, and in the future the Portfolio cannot expect to be able to produce the same degree of outstanding performance that it generated during the past fiscal year.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*
--------------------------------------------------------------------------------


                                MAS Small                       Russell 2000
                               Cap Growth                          Index
-----------------------------------------------------------------------------
One Year                       276.66%                           19.07%
-----------------------------------------------------------------------------
Since Inception                154.96%                            (3.95)%
-----------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Small-capitalization stock prices have experienced a greater degree of market volatility than those of large-capitalization companies.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Small Cap Growth Portfolio commenced operations on 6/30/98. Total returns are compared to the Russell 2000 Index, an unmanaged market index. The Portfolio's total return reflects, among other things, the use of short-term trading techniques as the Adviser responded to market conditions in existence at that time, including close-in-time purchases and sales of initial public offerings. There can be no assurance that these market conditions will continue or re-occur, nor can the Adviser guarantee continued access to and use of profitable short-term trading techniques that were advantageous during that period.

MAS Funds/Fixed Income


FIXED INCOME PORTFOLIO


"DESPITE A DIFFICULT MARKET ENVIRONMENT DURING THE PAST FISCAL YEAR, THE PORTFOLIO OUTPERFORMED ITS BENCHMARK BY 60 BASIS POINTS."


[PHOTO]


from left:
Mark Foust, Joe Braccia, Bruce Rodio and Marc Crespi

THE FIXED INCOME PORTFOLIO is the core offering of the MAS Funds fixed-income portfolios. Securities in this Portfolio include U.S. government bonds, corporate bonds, mortgages, non-dollar bonds, and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about portfolio structure and composition.

    MAS has three major objectives for fixed-income investing. The first is to provide investors with a positive real return--a total return including income and capital gains that is greater than the rate of inflation. The second is to help diversify equity-oriented strategies in other areas of clients' investment programs. The third is to provide a hedge against a prolonged, severe economic contraction. In order to provide this hedge, the Portfolio maintains high average credit quality and includes a significant portion of noncallable and longer-maturity securities. This positions the Portfolio to perform well when other market sectors experience poor returns.

    There are five key decisions that the fixed-income team makes in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values generally increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate risk decision on the level of real interest rates and the steepness of the yield curve, tempered by a strategic view about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically MAS has found it to be an attractive time to have an above- benchmark level of interest-rate sensitivity.

    The second decision involves determining which maturities offer the best value relative to their risk. Third, the team considers which fixed-income markets around the world offer the best value, on an opportunistic basis; relative real interest rates, the steepness of U.S. and foreign yield curves, and judgments about currency values drive this decision. The fourth decision relates to how much credit risk the Portfolio should bear. MAS's research shows that a diversified approach toward owning corporate bonds enhances overall portfolio returns. The Portfolio includes a limited number of opportunistically-selected bonds that are rated below investment grade.

    Finally, MAS actively manages the amount of prepayment risk, or call risk, within the Portfolio. Most mortgages and some corporate bonds contain an option to prepay the principal amount prior to maturity. As a result, these bonds have higher yields, and MAS's fixed-income team calculates whether this additional yield is sufficient to compensate for the embedded option risk.



--------------------------------------------------------------------------------
GROWTH OF A $1 MILLION INVESTMENT OVER 10 YEARS
--------------------------------------------------------------------------------

Fiscal Years Ending    MAS Funds
September 30           Fixed Income              Salomon Broad
89                      1000                    1000               9/30/89
                        1032                    1037              12/31/89
                        1011                    1029               3/31/90
                        1053                    1066               6/30/90
90                      1038                    1076               9/30/90
                        1106                    1131              12/31/90
                        1149                    1161               3/31/91
                        1169                    1182               6/30/91
91                      1257                    1249               9/30/91
                        1343                    1312              12/31/91
                        1315                    1297               3/31/92
                        1380                    1349               6/30/92
92                      1437                    1407               9/30/92
                        1457                    1411              12/31/92
                        1525                    1470               3/31/93
                        1581                    1511               6/30/93
93                      1642                    1551               9/30/93
                        1660                    1551              12/31/93
                        1608                    1508               3/31/94
                        1565                    1493               6/30/94
94                      1570                    1501               9/30/94
                        1568                    1507              12/31/94
                        1645                    1583               3/31/95
                        1738                    1680               6/30/95
95                      1792                    1712               9/30/95
                        1867                    1786              12/31/95
                        1862                    1755               3/31/96
                        1885                    1764               6/30/96
96                      1929                    1797               9/30/96
                        2004                    1851              12/31/96
                        2002                    1841               3/31/97
                        2082                    1908               6/30/97
97                      2150                    1971               9/30/97
                        2197                    2029              12/31/97
                        2234                    2062               3/31/98
                        2271                    2110               6/30/98
98                      2320                    2197               9/30/98
                        2348                    2206              12/31/98
                        2355                    2196               3/31/99
                        2317                    2176               6/30/99
99                      2328                    2191               9/30/99


    The Portfolio's long-term record reflects successful judgments about these key decisions. Despite a difficult market environment during the past fiscal year, the Portfolio outperformed its benchmark by 60 basis points. Yields on U.S. Treasuries increased during this period due to improving global economic conditions and renewed inflation fears. While high levels of real interest rates justified the Portfolio's above-benchmark interest-rate risk strategy during the 1999 calendar year, this decision had an unfavorable effect on relative performance due to the aforementioned rise in interest rates. Higher rates also had an adverse impact on other fixed-income sectors, yet most corporate and mortgage-backed securities outperformed Treasuries during the period. The decision to overweight these non-Treasury sectors, especially yankee issues, and an opportunistic allocation to below investment-grade securities, had a very favorable impact on the Portfolio's relative returns. A modest yield-curve strategy, designed to benefit from a narrowing of the yield spread between short- and long-maturities, had a favorable effect on returns, and was eventually removed. A position in inflation-indexed Treasuries (TIPS) also had a favorable impact on relative performance, as these securities outperformed nominal Treasuries. The allocation to non-dollar bonds was zero for the entire fiscal year, as it remained difficult to identify superior opportunities among high-quality non-dollar securities.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*
--------------------------------------------------------------------------------


                                                 MAS Fixed Income
                      ---------------------------------------------------
                                                                                  Salomon
                      Institutional -       Investment +       Adviser ++        Broad Index
--------------------------------------------------------------------------------------------
One Year                 0.33%                 0.24%             0.07%             (0.27)%
--------------------------------------------------------------------------------------------
Five Years               8.20%                 8.11%             8.04%             7.86%
--------------------------------------------------------------------------------------------
Ten Years                8.82%                 8.77%             8.73%             8.16%
--------------------------------------------------------------------------------------------


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

- Represents an investment in the Institutional Class.

+ Represents an investment in the Investment Class which commenced operations 10/15/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

++ Represents an investment in the Adviser Class which commenced operations 11/7/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

Total returns for the Investment and Adviser Classes of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

* Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

MAS Funds/Fixed Income


DOMESTIC FIXED INCOME PORTFOLIO


"... THE PORTFOLIO MAINTAINS HIGH AVERAGE CREDIT QUALITY AND INCLUDES A SIGNIFICANT PORTION OF NONCALLABLE AND LONGER-MATURITY SECURITIES."


[PHOTO]


from left:
Rachel Klein and Jeffrey Alt



THE DOMESTIC FIXED INCOME PORTFOLIO invests only in dollar-denominated fixed-income securities with a credit quality rating of BBB or better. Fixed-income securities in this Portfolio include U.S. government bonds, corporate bonds, mortgages, and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about portfolio structure and composition.

    MAS has three major objectives for fixed-income investing. The first is to provide investors a positive real return -- a total return including income and capital gains that is greater than the rate of inflation. The second is to help diversify equity-oriented strategies in other areas of clients' investment programs. The third is to provide a hedge against a prolonged, severe economic contraction. In order to provide this hedge, the Portfolio maintains high average credit quality and includes a significant portion of noncallable and longer-maturity securities. This positions the Portfolio to perform well when other market sectors experience poor returns.

    There are four key decisions that the fixed-income team makes in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values generally increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate risk decision on the level of real interest rates and the steepness of the yield curve, tempered by a strategic view about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically MAS has found it to be an attractive time to have an above-benchmark level of interest-rate sensitivity.

    The second decision involves determining which maturities offer the best value relative to their risk. The third decision relates to how much credit risk the Portfolio should bear. MAS's research shows that a diversified approach toward owning corporate bonds enhances overall portfolio returns. The Portfolio purchases only those bonds that hold an investment grade rating.

    Finally, MAS actively manages the amount of prepayment risk, or call risk, within the Portfolio. Most mortgages and some corporate bonds contain an option to prepay the principal amount prior to maturity. As a result, these bonds have higher yields, and MAS's fixed-income team calculates whether this additional yield is sufficient to compensate for the embedded option risk.

    While the Portfolio's long-term record reflects successful judgments about these key decisions, the return on the Portfolio was 85 basis points behind its benchmark over the past fiscal year in a difficult market environment. Yields on U.S. Treasuries increased during this period due to improving global economic conditions and renewed inflation fears. While high levels of real interest rates justified the Portfolio's above-benchmark interest-rate risk strategy during the 1999 calendar year, this decision had an unfavorable effect on relative performance due to the aforementioned rise in interest rates. Higher rates also had an adverse impact on other fixed-income sectors, although most corporate and mortgage-backed securities outperformed Treasuries during the period. The decision to overweight these non-Treasury sectors had a favorable impact on the Portfolio's relative returns. A modest yield-curve strategy, designed to benefit from a narrowing of the yield spread between short- and long-maturities, had a favorable effect on returns, and was eventually removed. A position in inflation-indexed Treasuries (TIPS) also had a favorable impact on relative performance, as these securities outperformed nominal Treasuries.


--------------------------------------------------------------------------------
GROWTH OF A $1 MILLION INVESTMENT OVER 10 YEARS
--------------------------------------------------------------------------------


Fiscal Years Ending    MAS Funds Domestic
September 30           Fixed Income           Salomon Broad
89                      1000                   1000                9/30/89
                        1033                   1037               12/31/89
                        1015                   1029                3/31/90
                        1053                   1066                6/30/90
90                      1039                   1076                9/30/90
                        1108                   1131               12/31/90
                        1150                   1161                3/31/91
                        1170                   1182                6/30/91
91                      1257                   1249                9/30/91
                        1346                   1312               12/31/91
                        1316                   1297                3/31/92
                        1384                   1349                6/30/92
92                      1451                   1407                9/30/92
                        1469                   1411               12/31/92
                        1540                   1470                3/31/93
                        1596                   1511                6/30/93
93                      1655                   1551                9/30/93
                        1671                   1551               12/31/93
                        1636                   1508                3/31/94
                        1604                   1493                6/30/94
94                      1607                   1501                9/30/94
                        1606                   1507               12/31/94
                        1695                   1583                3/31/95
                        1798                   1680                6/30/95
95                      1838                   1712                9/30/95
                        1909                   1786               12/31/95
                        1873                   1755                3/31/96
                        1882                   1764                6/30/96
96                      1919                   1797                9/30/96
                        1983                   1851               12/31/96
                        1976                   1841                3/31/97
                        2048                   1908                6/30/97
97                      2115                   1971                9/30/97
                        2174                   2029               12/31/97
                        2203                   2062                3/31/98
                        2251                   2110                6/30/98
98                      2322                   2197                9/30/98
                        2331                   2206               12/31/98
                        2325                   2196                3/31/99
                        2286                   2175                6/30/99
99                      2296                   2191                9/30/99



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*
--------------------------------------------------------------------------------


                          MAS Domestic Fixed Income
                     -----------------------------------
                                                                     Salomon
                     Institutional -          Adviser ++           Broad Index
------------------------------------------------------------------------------
One Year                 (1.12)%                (1.30)%               (0.27)%
------------------------------------------------------------------------------
Five Years               7.39%                  7.35%                 7.86%
------------------------------------------------------------------------------
Ten Years                8.67%                  8.65%                 8.16%
------------------------------------------------------------------------------


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

- Represents an investment in the Institutional Class.

++ Represents an investment in the Adviser Class which commenced operations 3/1/99. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

On December 19, 1994, shareholders approved a change in the Portfolio's investment policies to emphasize fixed-income securities of domestic issuers rated A or higher. Shareholders then voted on May 1, 1997, to permit the Portfolio to invest a limited portion of its assets in fixed-income securities of domestic issuers rated BBB at the time of purchase. The Portfolio's performance pattern may have been affected by these changes.

* Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

MAS Funds/Fixed Income


HIGH YIELD PORTFOLIO


[PHOTO]


from left:
Glenn Becker, Mary Jane Bobyock and Yuri Khalif

THE HIGH YIELD PORTFOLIO focuses on investments in below-investment grade corporate bonds. The Portfolio is actively managed by Miller Anderson & Sherrerd's high-yield fixed-income team, which is responsible for portfolio construction and risk control. The high-yield team utilizes a disciplined, total return-oriented investment process to actively manage diversified high-yield portfolios. To identify the most efficient portfolio, the team engages in fundamental analysis and valuation of high-yield securities. Individual securities are compared on the basis of their option- and credit-risk-adjusted expected returns. Several high-yield investment beliefs guide the process. MAS believes that the keys to successful high-yield management are: superior, forward-looking credit analysis; a consistent, disciplined investment process; a value focus; and careful control of overall portfolio risk. The team manages overall interest-rate risk and economic sensitivity, as well as the integration of investment themes drawn from the firm's financial-market research.

    MAS believes that investments in high-yield securities can improve the diversification of a balanced portfolio and raise return for a given level of volatility. MAS's extensive research shows that investors have been rewarded over time for holding lower-rated securities. High-yield securities also offer investment opportunities overlooked in the traditional stock/bond mix. MAS's goal is to achieve superior total returns with a greater degree of consistency than the broad market averages and other investment managers.

    During the Portfolio's past fiscal year, its total return was 8.81% vs. 3.52% for the benchmark. This return is meaningful considering the interest rate environment over the past twelve months. The rates of ten-year treasury bonds rose nearly 150 basis points over the past year, while shorter rates rose almost 50 basis points.

    Performance exceeded the benchmark primarily because of an overweight position in the telecommunications sector and exposure to emerging market securities, both of which were strong performers during the past fiscal year. The emerging market sector rebounded following the Russian crisis last year. The Portfolio also benefited from merger and investment activity in the telecommunications and cable sectors; this activity was very favorable for the Portfolio's credit quality. In addition, the Portfolio did a much better job of avoiding problem credits than the market averages. Negative contributors to relative performance included an underweighting in the commodity and cyclical sectors, which performed well, along with an overweight position in health care, which underperformed.

    At fiscal year-end, the Portfolio continued to find value in the telecommunications and emerging markets sectors. In telecommunications, one of the Portfolio's largest holdings was Nextel Communications. Nextel's bonds performed extremely well due to very strong operating results, an equity investment by Microsoft, and takeover speculation. Other telecommunications holdings during the year included Qwest, Rhythms

Net, Level 3, Dolphin Telecom, and Global Crossing. All of these companies either entered into a strategic partnership or raised additional equity capital, which contributed to bond performance. In emerging markets, holdings were concentrated in Latin America, with exposure mainly to corporate issues in Mexico, Argentina, and Colombia.

    The Portfolio added to positions in some larger, higher-quality bonds, including Columbia/HCA and Tenet Healthcare in the health care sector, and Kmart in the retail sector. These sectors underperformed during fiscal 1999, and MAS believed that these names had very good value. At fiscal year-end, the Portfolio maintained an average credit quality of BB, which was higher than that of the benchmark.


--------------------------------------------------------------------------------
GROWTH OF A $1 MILLION INVESTMENT OVER 10 YEARS
--------------------------------------------------------------------------------


Fiscal Years Ending     MAS Funds         Salomon
September 30            High Yield      High Yield

89                       1000            1000             9/30/89
                          934             983            12/31/89
                          906             953             3/31/90
                          960             991             6/30/90
90                        837             919             9/30/90
                          832             914            12/31/90
                         1039            1074             3/31/91
                         1101            1146             6/30/91
91                       1145            1214             9/30/91
                         1200            1279            12/31/91
                         1278            1374             3/31/92
                         1329            1428             6/30/92
92                       1402            1487             9/30/92
                         1422            1507            12/31/92
                         1547            1598             3/31/93
                         1630            1668             6/30/93
93                       1684            1707             9/30/93
                         1771            1769            12/31/93
                         1728            1732             3/31/94
                         1703            1724             6/30/94
94                       1744            1747             9/30/94
                         1646            1747            12/31/94
                         1717            1850             3/31/95
                         1899            1964             6/30/95
95                       1981            2023             9/30/95
                         2040            2091            12/31/95
                         2105            2125             3/31/96
                         2141            2152             6/30/96
96                       2255            2240             9/30/96
                         2352            2327            12/31/96
                         2385            2360             3/31/97
                         2550            2466             6/30/97
97                       2704            2573             9/30/97
                         2728            2635            12/31/97
                         2854            2742             3/31/98
                         2854            2770             6/30/98
98                       2672            2637             9/30/98
                         2814            2730            12/31/98
                         2910            2771             3/31/99
                         2925            2778             6/30/99
99                       2907            2730             9/30/99


    The past fiscal year was a mixed period for the high-yield market, as performance was strong throughout the first half, but receded during the last few months. The U.S. government bond market had a very difficult year due to high domestic growth and a tightening of interest rates by the Federal Reserve. Technical factors also contributed to the recent negative performance in the high-yield market. There was a high level of new issues in the market, net cash flows into mutual funds turned negative, and dealers were under pressure to keep inventories low. MAS believes that these factors created a good buying opportunity for the Portfolio.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*
--------------------------------------------------------------------------------


                                      MAS High Yield
                     -------------------------------------------------
                                                                            Salomon High
                     Institutional -       Investment +     Adviser ++       Yield Index
----------------------------------------------------------------------------------------
One Year                 8.81%                 8.67%            8.44%           3.52%
----------------------------------------------------------------------------------------
Five Years              10.76%                10.64%           10.62%           9.34%
----------------------------------------------------------------------------------------
Ten Years               11.26%                11.20%           11.19%          10.56%
----------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. High-yield fixed-income securities, otherwise known as "junk bonds," represent a much greater risk of default and tend to be more volatile than higher-rated bonds.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

- Represents an investment in the Institutional Class.

+ Represents an investment in the Investment Class which commenced operations 5/21/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

++ Represents an investment in the Adviser Class which commenced operations 1/31/97. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* Total returns are compared to the Salomon High Yield Index, an unmanaged market index.

As of 9/30/99, the Portfolio's holdings in Nextel Communications, Qwest, Rhythms Net, Level 3, Dolphin Telecom, Global Crossing, Columbia/HCA, Tenet Healthcare, and Kmart were 2.4%, 0.0%, 0.5%, 0.0%, 0.7%, 0.9%, 3.8%, 2.1%, and 0.8%,
respectively.

MAS Funds/Fixed Income

CASH RESERVES PORTFOLIO


"THE PORTFOLIO IS MANAGED IN A CONSERVATIVE STYLE, GENERALLY WITHOUT THE USE OF DERIVATIVES OR FUNDING AGREEMENTS."


[PHOTO]

from left:
Bill McCormick and Bill Lawrence




THE CASH RESERVES PORTFOLIO is a money-market fund whose primary objectives are liquidity, preservation of capital, and high current income. The Portfolio is managed in a conservative style, generally without the use of derivatives or funding agreements. Investments are diversified across several fixed-income sectors, and may include high quality commercial paper, negotiable certificates of deposit, the bank notes of carefully selected, large depository institutions, Federal agency obligations, and fully collateralized repurchase agreements.

    The Portfolio allocates assets and selects fixed-income maturities based on an analysis of MAS's interest rate forecast and the shape of the money market yield curve. This is an ongoing, in-depth analysis of economic and financial developments, both national and international in scope. The Portfolio's average maturity is gradually shortened or lengthened, depending upon several factors. These include portfolio valuations, recent cash flow experiences and trends, and the current and forecasted shape of the money market yield curve.

    Formal credit reviews and frequent monitoring of all investments are an integral part of the Portfolio's management. While ratings by Nationally Recognized Statistical Rating Organizations serve as the starting point for any potential investment, the Portfolio looks well beyond these ratings as part of its due diligence process. The team of portfolio managers and credit analysts continuously reviews and reassesses the relative and absolute desirability of an issuer's obligations.

    During the fall of 1998, the Federal Reserve's Federal Open Market Committee
(FOMC) made three separate 25 basis point cuts in its target for the federal funds rate. These rate reductions contributed to a decline in money market yields of roughly 75 basis points during the final three months of calendar 1998. The Federal Reserve's actions were motivated by a need to stabilize global financial markets. These markets had suffered major shocks from Russia's currency and debt crisis, and from the near-collapse of a large hedge fund.

    By the end of the first calendar quarter of 1999, the Federal Reserve was faced with stabilizing overseas economies, tightening U.S. labor markets, and stronger consumer demand. In response, the Federal Reserve adopted a bias toward higher short-term interest rates, citing concern over the potential for a buildup in inflationary imbalances. The Federal Reserve then acted on this concern at its June 30 meeting, raising the target federal funds rate from 4.75% to 5.00%. At the August 24 FOMC meeting, the Federal Reserve again raised its target federal funds rate by an additional 25 basis points, to 5.25%. This action was intended to further reverse the interest rate reductions made during the fall of 1998.


--------------------------------------------------------------------------------
GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION
--------------------------------------------------------------------------------


Fiscal Years Ending       MAS Funds         Lipper             Salomon
September 30            Cash Reserves    Money Market     1-Month Treasury
*                       1000             1000             1000                     8/29/90
90                      1007             1006             1006                     9/30/90
                        1027             1025             1023                    12/31/90
                        1044             1042             1037                     3/31/91
                        1059             1057             1050                     6/30/91
91                      1074             1071             1063                     9/30/91
                        1087             1084             1075                    12/31/91
                        1098             1094             1085                     3/31/92
                        1108             1104             1094                     6/30/92
92                      1117             1112             1102                     9/30/92
                        1125             1120             1110                    12/31/92
                        1132             1128             1117                     3/31/93
                        1140             1135             1125                     6/30/93
93                      1148             1142             1133                     9/30/93
                        1156             1150             1141                    12/31/93
                        1165             1157             1150                     3/31/94
                        1175             1166             1160                     6/30/94
94                      1187             1178             1171                     9/30/94
                        1202             1191             1184                    12/31/94
                        1219             1207             1198                     3/31/95
                        1236             1223             1215                     6/30/95
95                      1253             1239             1231                     9/30/95
                        1271             1255             1248                    12/31/95
                        1287             1270             1262                     3/31/96
                        1304             1284             1278                     6/30/96
96                      1320             1300             1293                     9/30/96
                        1337             1315             1309                    12/31/96
                        1354             1330             1325                     3/31/97
                        1372             1346             1341                     6/30/97
97                      1391             1363             1357                     9/30/97
                        1410             1380             1373                    12/31/97
                        1428             1396             1389                     3/31/98
                        1447             1413             1406                     6/30/98
98                      1467             1430             1423                     9/30/98
                        1485             1447             1436                    12/31/98
                        1503             1462             1451                     3/31/99
                        1520             1477             1467                     6/30/99
99                      1538             1493             1483                     9/30/99


    At fiscal year-end, the Portfolio favored securities with maturities due near upcoming FOMC meeting dates, and longer-term maturities with yields that better reflected crossover year-end yield premiums. The Portfolio's weighted average maturity was 65 days, and 70% of holdings were due to mature in less than three months. The Portfolio was well positioned at this point for stability of principal with a very high degree of liquidity.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*
--------------------------------------------------------------------------------


                               MAS Cash Reserves
                       ---------------------------------
                                                                Lipper Money        Salomon 1-Month
                       Institutional -      Investment +       Market Average     Treasury Bill Index
-----------------------------------------------------------------------------------------------------
One Year                 4.93%                 4.91%               4.40%                4.24%
-----------------------------------------------------------------------------------------------------
Five Years               5.33%                 5.32%               4.86%                4.84%
-----------------------------------------------------------------------------------------------------
Since Inception          4.85%                 4.85%               4.51%                4.43%
-----------------------------------------------------------------------------------------------------
7-Day Effective Yield    5.23%                 5.07%                 NA                   NA
-----------------------------------------------------------------------------------------------------
SEC 7-Day Current Yield  5.13%                 4.98%                 NA                   NA
-----------------------------------------------------------------------------------------------------


Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The SEC 7-day yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. You may obtain the Portfolio's current SEC 7-day yield by calling 1-800-354-8185.

- Represents an investment in the Institutional Class.

+ Represents an investment in the Investment Class which commenced operations 8/16/99. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class. It is expected that, over time, returns for the Investment Class will be lower than for the Institutional Class due to the higher expenses charged.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have be lower.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

* The Cash Reserves Portfolio commenced operations on 8/29/90. Total returns are compared to the Lipper Money Market Average of money market funds and the Salomon 1-Month Treasury Bill Index. While the Portfolio may invest in the government securities represented by the Salomon 1-Month Treasury Bill Index, it also invests in non-government issues and securities with maturities greater than one month.

MAS Funds/Fixed Income

FIXED
 INCOME II
PORTFOLIO

"The Portfolio purchases
only those bonds that
hold an investment
grade rating."

[PHOTO]
from left:
Barry Siegel, Kurt Dodds
and Matt Potter

THE FIXED INCOME II PORTFOLIO invests only in fixed-income securities with a credit-quality rating of BBB or better. Securities in this Portfolio include U.S. government bonds, corporate bonds, mortgages, non-dollar bonds, and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about its structure and composition.

   MAS has three major objectives for fixed-income investing. The first is to provide investors a positive real return -- a total return including income and capital gains that is greater than the rate of inflation. The second is to help diversify equity-oriented strategies in other areas of clients' investment programs. The third is to provide a hedge against a prolonged, severe economic contraction. In order to provide this hedge, the Portfolio maintains high average credit quality and includes a significant portion of noncallable and longer-maturity securities. This positions the Portfolio to perform well when other market sectors experience poor returns.

   There are five key decisions that the fixed-income team makes in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values generally increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate risk decision on the level of real interest rates and the steepness of the yield curve, tempered by a strategic view about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically MAS has found it to be an attractive time to have an above-benchmark level of interest-rate sensitivity.

   The second decision involves determining which maturities offer the best value relative to their risk. Third, the team considers which fixed-income markets around the world offer the best value, on an opportunistic basis; relative real interest rates, the steepness of U.S. and foreign yield curves, and judgments about currency values drive this decision. The fourth decision relates to how much credit risk the Portfolio should bear. MAS's research shows that a diversified approach toward owning corporate bonds enhances overall portfolio returns. The Portfolio purchases only those bonds that hold an investment grade rating.

   Finally, MAS actively manages the amount of prepayment risk, or call risk, within the Portfolio. Most mortgages and some corporate bonds contain an option to prepay the principal amount prior to maturity. As a result, these bonds have higher yields, and the fixed-income team calculates whether this additional yield is sufficient to compensate for the embedded option risk.

   While the Portfolio's long-term record reflects successful judgments about these key decisions, the return on the Portfolio was 30 basis points behind its benchmark over the past fiscal year in a difficult market environment. Yields on U.S. Treasuries increased during this period due to improving global economic conditions and renewed inflation fears. While high levels of real interest rates justified the Portfolio's above-benchmark interest-rate risk strategy during the 1999 calendar year, this decision had an unfavorable effect on relative performance due to the aforementioned rise in interest rates. Higher rates also had an adverse impact on other fixed-income sectors, yet most corporate and mortgage-backed securities outperformed Treasuries during the period. The decision to overweight these non-Treasury sectors, including yankee issues, had a favorable impact on the Portfolio's relative returns. A modest yield-curve strategy, designed to benefit from a narrowing of the yield spread between short- and long-maturities, had a favorable effect on returns, and was eventually removed. A position in inflation-indexed Treasuries (TIPS) also had a favorable impact on relative performance, as these securities outperformed nominal Treasuries. The allocation to foreign bonds was zero for the entire fiscal year, as it remained difficult to identify superior opportunities among high-quality non-dollar securities.


GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION

                        MAS Funds
                    Fixed Income II  Salomon Broad
                            (Dollars 000)
*       8/31/90         1000            1000
90      9/30/90         1009            1009
        12/31/90        1082            1060
        3/31/91         1109            1088
        6/30/91         1121            1107
91      9/30/91         1206            1170
        12/31/91        1291            1229
        3/31/92         1255            1215
        6/30/92         1312            1264
92      9/30/92         1364            1319
        12/31/92        1382            1322
        3/31/93         1443            1378
        6/30/93         1494            1416
93      9/30/93         1548            1453
        12/31/93        1556            1454
        3/31/94         1514            1413
        6/30/94         1476            1399
94      9/30/94         1474            1407
        12/31/94        1476            1412
        3/31/95         1555            1484
        6/30/95         1643            1574
95      9/30/95         1683            1604
        12/31/95        1752            1674
        3/31/96         1733            1645
        6/30/96         1747            1653
96      9/30/96         1786            1684
        12/31/96        1849            1734
        3/31/97         1844            1725
        6/30/97         1911            1788
97      9/30/97         1975            1847
        12/31/97        2020            1902
        3/31/98         2051            1932
        6/30/98         2089            1977
98      9/30/98         2157            2059
        12/31/98        2173            2067
        3/31/99         2173            2058
        6/30/99         2139            2039
99      9/30/99         2145            2053


Fiscal Years Ending September 30

AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*

                                            MAS Fixed                                 Salomon
                                            Income II                               Broad Index
-----------------------------------------------------------------------------------------------------
One Year                                     (0.57)%                                  (0.27)%
-----------------------------------------------------------------------------------------------------
Five Years                                    7.78%                                    7.86%
-----------------------------------------------------------------------------------------------------
Since Inception                               8.76%                                    8.24%
-----------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

On May 12, 1997, shareholders approved a change in the Portfolio's investment policies to allow the Portfolio to invest in fixed-income securities of domestic issuers rated BBB or higher at the time of purchase. The Portfolio's performance pattern may have been affected by this change.

* The Fixed Income II Portfolio commenced operations on 8/31/90. Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

MAS Funds/Fixed Income

LIMITED DURATION
PORTFOLIO

[PHOTO]
from left:
Marc Balcer, Susan Mislick and Brian Drummond

THE LIMITED DURATION PORTFOLIO invests in dollar-denominated bonds and maintains a short duration. The Portfolio aims to generate attractive fixed income returns without the volatility that accompanies a longer duration portfolio. It is ideally suited for assets for which liquidity and principal protection over a one-year horizon are primary goals.

   The benchmark for the Portfolio is the Salomon 1-3 Year Treasury and Government Sponsored Index. This Index has a relatively low volatility of returns due to its low sensitivity to changes in interest rates (as approximated by duration). The duration of the Index is usually less than two years; therefore, for a 1% increase in interest rates, the Index is expected to lose less than 2% of its value. Typically, this potential for loss is more than offset by the yield, so that there are rarely negative total returns over any twelve-month period. The goal of the Portfolio is to achieve returns in excess of the Index without significantly higher volatility.

   Value and risk control drive the Portfolio's investment decisions. The Portfolio is diversified across market sectors and issues, and is constrained within a range of one to three years of duration, to an average credit quality of AA or better (with all securities being of investment grade), and to dollar-denominated bonds only.

   The portfolio management team relies on the investment research and expertise of individual sector teams, which focus on four key elements of portfolio structure and composition: interest-rate strategy, yield-curve positioning, credit risk, and prepayment sensitivity.

   Interest-rate strategy determines the Portfolio's overall sensitivity to changes in interest rates. The duration decision is based on the value of extra duration as measured by the steepness of the yield curve and the level of real rates; it is not based on an internal forecast of the short-term direction of interest rates or Federal Reserve policy.

   MAS continually studies yield-curve positioning to determine the points along the curve (maturities) where securities offer the most value. MAS targets the Portfolio's investments to the area of the curve that provides the most value, taking into account expected future changes in the shape of the yield curve.

   Bearing credit risk often offers financial rewards beyond expected losses due to defaults. Therefore, the Portfolio will typically invest a portion of its assets in corporate bonds. In order to limit exposure to losses from defaults, the Portfolio's exposure to an individual company's debt is generally limited to 1%.

   Finally, the Portfolio's prepayment sensitivity stems from its positions in mortgage-backed securities. The mortgage market represents one of the deepest and most liquid sectors of the fixed-income universe, and MAS's research shows that investors are often well compensated for assuming call risk. The aim is to increase the Portfolio's prepayment sensitivity when the market offers adequate compensation for doing so, and to ensure that the call risk inherent in those positions is adequately hedged.

   For fiscal 1999, the Limited Duration Portfolio returned 3.61%, or 32 basis points more than its benchmark. The

Portfolio's outperformance resulted primarily from the extra yield earned by allocating a significant portion of the portfolio to corporate, asset-backed, and mortgage-backed securities. Spreads began the fourth quarter of 1998 at very wide levels, and despite some volatility, they closed the fiscal year at similarly high levels. Some additional value was added by reducing the Portfolio's mortgage allocation when mortgage option-adjusted spreads tightened in the spring. The mortgage allocation was subsequently increased as spreads widened again. The Portfolio ended the fiscal year almost completely invested in corporates, asset-backeds, and mortgages, with allocations of approximately 36%, 22%, and 40%, respectively.

   The Portfolio's interest rate strategy also helped performance through the first half of the fiscal year. At the beginning of this period, the yield curve was very flat, and real rates were not excessively high. This represented a lack of bond value (i.e., investors were not paid to bear extra interest rate risk). The Portfolio was therefore positioned with a shorter duration than the Index. As interest rates rose, this lower sensitivity helped the Portfolio to outperform the Index. Interest rates continued to rise through the spring and summer of 1999, at which point MAS's value measures indicated that having extra interest rate risk was desirable. At fiscal year-end, the Portfolio's duration was 4/10ths of a year longer than that of the Index.

   In addition, approximately 11% of the Portfolio was allocated to Treasury-Inflation-Protected Securities at the beginning of the fiscal year. These securities outperformed as interest rates rose and the market priced expectations of rising rather than falling inflation. By fiscal year-end, these securities had been sold, since they no longer represented attractive value relative to other non-Treasury securities.

GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION

                        MAS
                   Limited Duration     Salomon 1-3 Year
                                (Dollars 000)
*        3/31/92        1000                    1000
         6/30/92        1034                    1029
92       9/30/92        1069                    1059
         12/31/92       1068                    1061
         3/31/93        1097                    1084
         6/30/93        1110                    1097
93       9/30/93        1126                    1112
         12/31/93       1131                    1119
         3/31/94        1121                    1113
         6/30/94        1119                    1114
94       9/30/94        1131                    1124
         12/31/94       1131                    1125
         3/31/95        1167                    1162
         6/30/95        1202                    1198
95       9/30/95        1220                    1216
         12/31/95       1248                    1245
         3/31/96        1255                    1251
         6/30/96        1266                    1264
96       9/30/96        1287                    1285
         12/31/96       1314                    1309
         3/31/97        1324                    1318
         6/30/97        1352                    1347
97       9/30/97        1377                    1373
         12/31/97       1396                    1396
         3/31/98        1416                    1416
         6/30/98        1434                    1438
98       9/30/98        1461                    1481
         12/31/98       1474                    1493
         3/31/99        1497                    1503
         6/30/99        1497                    1511
99       9/30/99        1514                    1530

Fiscal Years Ending September 30

AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*

                                           MAS Limited                                Salomon
                                            Duration                              1-3 Year Index
-----------------------------------------------------------------------------------------------------
One Year                                      3.61%                                    3.29%
-----------------------------------------------------------------------------------------------------
Five Years                                    6.02%                                    6.36%
-----------------------------------------------------------------------------------------------------
Since Inception                               5.69%                                    5.83%
-----------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Limited Duration Portfolio commenced operations on 3/31/92. Total returns are compared to the Salomon 1-3 Year Treasury/Government Sponsored Index, an unmanaged market index.

MAS Funds/Fixed Income

SPECIAL PURPOSE
 FIXED INCOME
PORTFOLIO

"The Portfolio's long-term
record reflects successful
judgments about these key
decisions."

[PHOTO]
from left:
Mary Ann Milias,
Bob Formisano and
Debbie Tickler

THE SPECIAL PURPOSE FIXED INCOME PORTFOLIO is designed specially for use as part of a balanced investment program. Fixed-income securities in this Portfolio include U.S. government bonds, corporate bonds, mortgages, non-dollar bonds, and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about portfolio structure and composition in a way that complements the equity portion of a balanced account.

   MAS has three major objectives for fixed-income investing. The first is to provide investors a positive real return -- a total return including income and capital gains that is greater than the rate of inflation. The second is to help diversify equity-oriented strategies in other areas of clients' investment programs. The third is to provide a hedge against a prolonged, severe economic contraction. In order to provide this hedge, the Portfolio maintains high average credit quality and includes a significant portion of noncallable and longer-maturity securities. This positions the Portfolio to perform well when other market sectors experience poor returns.

   There are five key decisions that the fixed-income team makes in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values generally increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate risk decision on the level of real interest rates and the steepness of the yield curve, tempered by views about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically MAS has found it to be an attractive time to have an above-benchmark level of interest-rate sensitivity.

   The second decision involves determining which maturities offer the best value relative to their risk. Third, the team considers which fixed-income markets around the world offer the best value, on an opportunistic basis; relative real interest rates, the steepness of U.S. and foreign yield curves, and judgments about currency values drive this decision. The fourth decision relates to how much credit risk the Portfolio should bear. MAS's research shows that a diversified approach toward owning corporate bonds enhances overall portfolio returns. The Portfolio includes a limited number of opportunistically-selected bonds that are rated below investment grade.

   Finally, MAS actively manages the amount of prepayment risk, or call risk, within the Portfolio. Most mortgages and some corporate bonds contain an option to prepay the principal amount prior to maturity. As a result, these bonds have higher yields, and the fixed-income team calculates whether this additional yield is sufficient to compensate for the embedded option risk.

   The Portfolio's long-term record reflects successful judgments about these key decisions. Despite a difficult market environment during the past fiscal year, the Portfolio outperformed its benchmark by 98 basis points. Yields on U.S. Treasuries increased during this period due to improving global economic conditions and renewed inflation fears. While high levels of real interest rates justified the Portfolio's above-benchmark interest-rate risk strategy during the 1999 calendar year, this decision had an unfavorable effect on relative performance due to the aforementioned rise in interest rates. Higher rates also had an adverse impact on other fixed-income sectors, yet most corporate and mortgage-backed securities outperformed Treasuries during the period. The decision to overweight these non-Treasury sectors, especially yankee issues, and an opportunistic allocation to below investment-grade securities, had a very favorable impact on the Portfolio's relative returns. A modest yield-curve strategy, designed to benefit from a narrowing of the yield spread between short- and long-maturities, had a favorable effect on returns, and was eventually removed. A position in inflation-indexed Treasuries (TIPS) also had a favorable impact on relative performance, as these securities outperformed nominal Treasuries. The allocation to foreign bonds was zero for the entire fiscal year, as it remained difficult to identify superior opportunities among high-quality non-dollar securities.

GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION

                            MAS
                    Special Purpose Fixed Income    Salomon Broad
                                       (Dollars 000)
*      3/31/92              1000                        1000
       6/30/92              1048                        1041
92     9/30/92              1095                        1085
       12/31/92             1110                        1088
       3/31/93              1169                        1134
       6/30/93              1214                        1165
93     9/30/93              1261                        1196
       12/31/93             1275                        1196
       3/31/94              1240                        1163
       6/30/94              1208                        1151
94     9/30/94              1211                        1158
       12/31/94             1211                        1162
       3/31/95              1275                        1221
       6/30/95              1349                        1296
95     9/30/95              1392                        1320
       12/31/95             1449                        1378
       3/31/96              1446                        1354
       6/30/96              1464                        1360
96     9/30/96              1500                        1386
       12/31/96             1557                        1427
       3/31/97              1558                        1420
       6/30/97              1622                        1471
97     9/30/97              1676                        1520
       12/31/97             1713                        1565
       3/31/98              1740                        1590
       6/30/98              1768                        1627
98     9/30/98              1799                        1694
       12/31/98             1821                        1701
       3/31/99              1829                        1693
       6/30/99              1804                        1678
99     9/30/99              1810                        1690

Fiscal Years Ending September 30

AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*

                                       MAS Special Purpose                            Salomon
                                          Fixed Income                              Broad Index
-----------------------------------------------------------------------------------------------------
One Year                                      0.71%                                   (0.27)%
-----------------------------------------------------------------------------------------------------
Five Years                                    8.39%                                    7.86%
-----------------------------------------------------------------------------------------------------
Since Inception                               8.24%                                    7.25%
-----------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

* The Special Purpose Fixed Income Portfolio commenced operations on 3/31/92. Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

MAS Funds/Fixed Income

MUNICIPAL
 PORTFOLIO

"... MAS views the munici-
pal market as just one of
many alternatives for help-
ing clients achieve the goal
of maximizing after-tax
returns, consistent with a
reasonable level of risk."

[PHOTO]
from left:
Jeanie Krepfle, Mark Babiec
and Brian Towsen

THE MUNICIPAL PORTFOLIO invests primarily in tax-exempt municipal debt obligations issued by state and local governments or their agencies. The Portfolio will also invest selectively in taxable fixed-income securities. Normally, at least 80% of the Portfolio's income will be exempt from regular federal income tax. The Portfolio is managed by the MAS tax-advantaged fixed-income team. This team works closely with the MAS interest rate team to determine the interest rate and yield curve exposure for the Portfolio. The tax-advantaged team also works closely with the MAS fixed-income value teams to determine sector allocation and security selection for the Portfolio. The objective of the Portfolio is to maximize after-tax total return consistent with the preservation of capital, while providing investors with deflation protection.

   The investment philosophy is consistent with that of the other MAS fixed-income products. As research-based, value-driven investors, MAS does extensive research to identify objective measures of value that have proven to be reliable over long periods of time. Consequently, MAS does not attempt to forecast markets. Instead, MAS is disciplined in applying these value measures to making investment decisions. An important part of the MAS philosophy is utilizing research which shows that taxable investors are sometimes better served by investments in taxable bonds. Thus, MAS views the municipal market as just one of many alternatives for helping clients achieve the goal of maximizing after-tax returns, consistent with a reasonable level of risk.

   The investment process consists of three major stages. First, the appropriate level of interest rate sensitivity relative to the benchmark is established using the same value measures--the level of real interest rates and the shape of the yield curve--that are used for all of the MAS fixed-income portfolios. Next, MAS examines the relative value offered by the various sectors of the bond market to determine the most attractive sector allocation. In particular, MAS attempts to add value by actively managing sector exposures based on the prospects for the municipal market, relative to the taxable markets. The final stage is to determine the mix of securities that will provide the most attractive performance. Security selection involves adjustment of promised yields for tax considerations, credit risk, and prepayment or call risk. In general, capital gains are realized only when the prospective returns of bonds purchased will offset the tax on any gains, and still provide excess value to the overall Portfolio.

   For the past fiscal year, the performance of the Municipal Portfolio lagged the benchmark by 43 basis points.

Interest-rate risk management had the largest negative impact on returns. The interest rate sensitivity of the Portfolio was materially longer than that of the benchmark as interest rates rose. Early in the year, the Portfolio benefited handsomely as municipal bonds outperformed Treasury securities. Exposure to taxable bonds also had a positive impact on results early in the year. More recently, greater-than-index duration exposure to municipal bonds and holdings of taxable bonds, primarily agency mortgages and investment grade corporate bonds, detracted from relative performance.

   MAS's primary value measure, the level of real interest rates, signaled attractive value in the bond market. Consequently, the interest rate sensitivity of the Portfolio remained longer than that of the benchmark at fiscal year-end. In addition, MAS believed that a vigilant Federal Reserve would keep actual inflation within a range well below what was then priced into the yield curve. After a period of underperformance, prices of municipal bonds relative to Treasuries were below fair value. In addition, high quality taxable bonds were priced at historically low levels. These securities comprised an important portion of the Portfolio, because expected returns on an after-tax and risk-adjusted basis were attractive. The Portfolio Management team believed that the recent weakness in the non-Treasury sectors of the bond market had been driven primarily by technical factors, and MAS's research indicated that the fundamentals remained strong. Accordingly, the Portfolio was positioned to take advantage of the attractive value that MAS believed existed. At fiscal year-end, the Portfolio maintained a very high average credit quality and a high degree of call protection.

GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION

                     MAS Funds
                     Municipal      Lehman 5 Year Municipal    Lehman 10 Year Municipal        Blended Municipal Index
*       10/1/92         1000                 1000                         1000                             1000
        12/31/92        1016                 1014                         1020                             1024
        3/31/93         1061                 1041                         1059                             1069
        6/30/93         1103                 1065                         1094                             1113
93      9/30/93         1142                 1090                         1134                             1158
        12/31/93        1162                 1103                         1150                             1175
        3/31/94         1077                 1072                         1089                             1081
        6/30/94         1083                 1083                         1105                             1089
94      9/30/94         1089                 1094                         1113                             1093
        12/31/94        1089                 1089                         1095                             1068
        3/31/95         1186                 1133                         1171                             1175
        6/30/95         1180                 1163                         1202                             1201
95      9/30/95         1235                 1191                         1244                             1234
        12/31/95        1306                 1216                         1283                             1317
        3/31/96         1300                 1216                         1275                             1283
        6/30/96         1317                 1222                         1279                             1288
96      9/30/96         1351                 1243                         1304                             1312
        12/31/96        1379                 1267                         1341                             1343
        3/31/97         1383                 1267                         1341                             1343
        6/30/97         1426                 1298                         1385                             1381
97      9/30/97         1466                 1325                         1428                             1418
        12/31/97        1499                 1348                         1465                             1448
        3/31/98         1518                 1364                         1480                             1464
        6/30/98         1539                 1379                         1503                             1483
98      9/30/98         1571                 1415                         1554                             1528
        12/31/98        1586                 1427                         1564                             1539
        3/31/99         1617                 1442                         1573                             1551
        6/30/99         1580                 1424                         1537                             1524
99      9/30/99         1573                 1437                         1547                             1536

Fiscal Years Ending September 30

AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*

                     MAS             Lehman 5 Year       Lehman 10 Year          Blended
                  Municipal         Municipal Index      Municipal Index     Municipal Index
-----------------------------------------------------------------------------------------------------
One Year            0.11%                1.55%                (0.46)%             0.54%
-----------------------------------------------------------------------------------------------------
Five Years          7.64%                5.61%                6.81%               7.04%
-----------------------------------------------------------------------------------------------------
Since Inception     6.69%                5.32%                6.44%               6.33%
-----------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

The Portfolio was initially focused on long-term securities. On April 15, 1996, shareholders approved a change in the Portfolio's investment policies to emphasize fixed-income securities of shorter duration. On October 2, 1998, shareholders approved a change in the Portfolio's investment policies to specify that generally at least 80% of its income will be exempt from regular federal income tax. The Portfolio's performance pattern may have been affected by these changes.

* The Municipal Portfolio commenced operations on 10/1/92. Total returns are compared to the Lehman 5 Year Municipal Index and the Lehman 10 Year Municipal Index, both unmanaged market indices, as well as the Blended Municipal Index, an unmanaged index comprised of the Lehman Long Municipal Index from 10/1/92 to 3/31/96 and 50% Lehman 10 Year Municipal Index and 50% Lehman 5 Year Municipal Index thereafter.

MAS Funds/Fixed Income

GLOBAL FIXED
 INCOME PORTFOLIO

[PHOTO]
from left:
Richard Pagnoni,
Deborah Newborn and
Stacy Tomczak

THE GLOBAL FIXED INCOME PORTFOLIO invests primarily in high-grade fixed-income securities throughout the world, normally fluctuating around a neutral position of approximately two-thirds foreign bonds and one-third U.S. securities. Fixed-income securities in the U.S. portion of this Portfolio include U.S. government bonds, corporate bonds, mortgages, and other fixed-income securities. The non-dollar portion of the Portfolio may include a wide variety of fixed-income securities, but tends to consist largely of securities issued by foreign governments and supranational organizations such as the World Bank. The Portfolio is actively managed by Miller Anderson & Sherrerd's global fixed-income team, which makes strategic decisions concerning portfolio structure and composition.

   The MAS global fixed-income team makes five key decisions when building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values generally increase when interest rates fall and decrease when rates rise. Consequently, there are better times to bear interest-rate risk than others. MAS bases the interest-rate decision on the level of real interest rates and the steepness of the yield curve in bond markets throughout the world. When real interest rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically that has been an attractive time to invest in fixed-income securities with longer-than-average maturities.

   The second key decision is the choice of fixed-income markets throughout the world in which the Portfolio will invest. MAS bases this decision on comparisons of real interest rates and yield-curve slopes across fixed-income markets. Historically, it has been advantageous to invest in countries that offer higher real interest rates than those available in other countries. Since the best bond markets do not necessarily correspond to the best currency markets, MAS separates the bond decision from the third key decision of currency management. MAS manages currency exposures actively, and the Portfolio hedges (at least in part) those currencies that are judged to be overvalued and in danger of weakening.

   The fourth and fifth decisions relate to the Portfolio's level of credit and prepayment risk. Although interest-rate, country, and currency decisions have typically had the largest effect on performance, MAS's research shows that bearing credit risk often offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. Similarly, MAS actively manages the amount of prepayment or call risk in the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. As a result, these bonds generally offer higher yields, and the global fixed-income team calculates whether this additional yield is sufficient to compensate for the embedded prepayment-option risk. Most corporate and mortgage securities are issued in the United States, which offers the deepest and most liquid corporate and mortgage markets in the world. However, the Portfolio will also invest in foreign or non-dollar corporate and mortgage securities when values are attractive.

   The Portfolio's return lagged that of its benchmark over the past fiscal year. Currency positioning was the primary source of underperformance. Exposures to interest rate risk and corporate bonds led to quarterly volatility of relative returns, but had only a small net impact on performance.

   A noteworthy strategic position in the Portfolio was a below-benchmark exposure to the Japanese yen. The yen was viewed as comparatively unattractive because of the structural problems of the Japanese economy and the historically low level of interest rates there. The yen appreciated sharply, however, during the year, more than accounting for the Portfolio's return gap versus the benchmark.

   Other currency positions relative to the benchmark contributed to performance. Late in 1998, the Portfolio took on small exposures to the Canadian and Australian dollars; these two currencies had fallen to very competitive levels and were well placed to benefit from a recovery in the prices of internationally traded commodities. Both currencies appreciated in the first half of 1999, benefiting the Portfolio.

   The most significant interest rate decision in the Portfolio was a below-market exposure to Japanese bonds, which offered very low real yields. This underweighting was offset by higher exposures to U.S. and European bonds, whose real yields were much more attractive. This decision added significantly to relative returns late in 1998 as Japanese government bonds sold off sharply. Rising bond yields in Europe and the dollar-bloc markets eroded some of these gains, however, limiting the net impact of interest rate decisions on Portfolio returns over the entire fiscal year.

   The Portfolio maintained a significant, well-diversified, above-benchmark exposure to corporate bonds, which offered an unusually large yield premium over government debt. This yield premium was volatile during the year but showed little net change. The Portfolio benefited primarily from the higher interest margin earned, which added to relative performance.

GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION

                        MAS Funds
                   Global Fixed Income    Salomon World Gov't Bond
*     4/30/93           1000                       1000
      6/30/93           1022                       1008
93    9/30/93           1074                       1053
      12/31/93          1090                       1053
      3/31/94           1075                       1053
      6/30/94           1057                       1060
94    9/30/94           1071                       1072
      12/31/94          1073                       1078
      3/31/95           1159                       1196
      6/30/95           1227                       1259
95    9/30/95           1238                       1246
      12/31/95          1287                       1283
      3/31/96           1271                       1259
      6/30/96           1290                       1264
96    9/30/96           1322                       1299
      12/31/96          1365                       1329
      3/31/97           1309                       1274
      6/30/97           1347                       1313
97    9/30/97           1369                       1330
      12/31/97          1365                       1333
      3/31/98           1385                       1343
      6/30/98           1409                       1370
98    9/30/98           1495                       1484
      12/31/98          1557                       1536
      3/31/99           1507                       1477
      6/30/99           1452                       1426
99    9/30/99           1494                       1491

Fiscal Years Ending September 30

AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*

                                            MAS Global                            Salomon World
                                           Fixed Income                         Gov't Bond Index
-----------------------------------------------------------------------------------------------------
One Year                                      (0.05%)                                 0.48%
-----------------------------------------------------------------------------------------------------
Five Years                                     6.88%                                  6.81%
-----------------------------------------------------------------------------------------------------
Since Inception                                6.45%                                  6.42%
-----------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Global Fixed Income Portfolio commenced operations on 4/30/93. Total returns are compared to the Salomon World Government Bond Index, an unmanaged market index.

MAS Funds/Fixed Income

INTERNATIONAL FIXED
 INCOME PORTFOLIO

[PHOTO]
from left:
Nannette de Groot,
Ken Tollmann and
PaM Levesque

THE INTERNATIONAL FIXED INCOME PORTFOLIO invests primarily in high-grade fixed-income securities, using a benchmark that is 100 percent invested in foreign bonds. Most investments consist of securities issued by governments and supranational organizations such as the World Bank, although the Portfolio will also hold corporate bonds, mortgages, and other fixed-income securities. The Portfolio will also invest to a limited extent in U.S. securities when the U.S. fixed-income market is more attractive than foreign markets. The Portfolio is actively managed by Miller Anderson & Sherrerd's global fixed-income team, which makes strategic decisions concerning portfolio structure and composition.

   The MAS global fixed-income team makes five key decisions in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values generally increase when interest rates fall and decrease when rates rise. Consequently, there are better times to bear interest-rate risk than others. MAS bases the interest-rate decision on the level of real interest rates and the steepness of the yield curve in bond markets throughout the world. When real interest rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically that has been an attractive time to invest in fixed-income securities with longer-than-average maturities.

   The second key decision is the choice of fixed-income markets throughout the world in which the Portfolio will invest. MAS bases this decision on comparisons of real interest rates and yield-curve slopes across fixed-income markets. Historically it has been advantageous to invest in countries that offer higher real interest rates than those available in other countries. Since the best bond markets do not necessarily correspond to the best currency markets, MAS separates the bond decision from the third key decision of currency management. MAS manages currency exposures actively, and the Portfolio hedges (at least in part) those currencies that are judged to be overvalued and in danger of weakening.

   The fourth and fifth decisions relate to the Portfolio's level of credit and prepayment risk. Although these two decisions play a much smaller role in the Portfolio than interest-rate, country, and currency management, MAS's research shows that bearing credit risk often offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. Similarly, MAS actively manages the amount of prepayment or call risk in the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. As a result, these bonds generally offer higher yields, and the global fixed-income team calculates whether this additional yield is sufficient to compensate for the embedded prepayment-option risk.

   The Portfolio's return lagged that of its benchmark over the past fiscal year. Currency positioning was the primary source of underperformance. Exposure to interest-rate risk led to quarterly volatility of relative returns, but had only a small net impact on performance. A small exposure to corporate bonds had little effect on returns.

   A noteworthy strategic position in the Portfolio was a below-benchmark exposure to the Japanese yen. The yen was viewed as comparatively unattractive because of the structural problems of the Japanese economy and the historically low level of interest rates there. The yen appreciated sharply, however, during the year, more than accounting for the Portfolio's return gap versus the benchmark.

Other currency positions relative to the benchmark contributed to performance. late in 1998, the Portfolio took on small exposures to the Canadian and Australian dollars; these two currencies had fallen to very competitive levels and were well placed to benefit from a recovery in the prices of internationally traded commodities. Both currencies appreciated in the first half of 1999, benefiting the Portfolio.

   The most significant interest rate decision in the Portfolio was a below-market exposure to Japanese bonds, which offered very low real yields. This underweighting was offset by higher exposures to U.S. and European bonds, whose real yields were much more attractive. This decision added significantly to relative returns late in 1998 as Japanese government bonds sold off sharply. Rising bond yields in Europe and the dollar-bloc markets eroded some of these gains, however, limiting the net impact of interest rate decisions on Portfolio returns over the entire fiscal year.

   During the fiscal year, the Portfolio added to its small exposure in corporate bonds, which are not included in the benchmark. With the establishment of the Euro as Europe's common currency, the Portfolio had a much wider choice of corporate securities. The yield premium on this position had a small positive impact on returns.

GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION

                           MAS Funds
                   International Fixed Income  Salomon World Gov't Bond Ex-U.S.
*    4/29/94                 1000                       1000
     6/30/94                 998                        1010
94   9/30/94                 1010                       1027
     12/31/94                1012                       1033
     3/31/95                 1122                       1182
     6/30/95                 1186                       1240
95   9/30/95                 1175                       1210
     12/31/95                1211                       1235
     3/31/96                 1196                       1214
     6/30/96                 1214                       1219
96   9/30/96                 1247                       1259
     12/31/96                1286                       1285
     3/31/97                 1212                       1211
     6/30/97                 1244                       1245
97   9/30/97                 1253                       1248
     12/31/97                1235                       1231
     3/31/98                 1245                       1236
     6/30/98                 1267                       1256
98   9/30/98                 1383                       1377
     12/31/98                1454                       1449
     3/31/99                 1381                       1379
     6/30/99                 1312                       1317
99   9/30/99                 1370                       1398

Fiscal Years Ending September 30

AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*

                                         MAS International                    Salomon World Gov't
                                           Fixed Income                       Bond Ex-U.S. Index
-----------------------------------------------------------------------------------------------------
One Year                                      (0.93)%                                1.51%
-----------------------------------------------------------------------------------------------------
Five Years                                     6.29%                                 6.36%
-----------------------------------------------------------------------------------------------------
Since Inception                                5.98%                                 6.37%
-----------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The International Fixed Income Portfolio commenced operations on 4/29/94. Total returns are compared to the Salomon World Government Bond Ex-U.S. Index, an unmanaged market index.

MAS Funds/Fixed Income

INTERMEDIATE
 DURATION PORTFOLIO

[PHOTO]
from left:
Jenn Pindle, Tracy Bell
and Dan Rocheleau

THE INTERMEDIATE DURATION PORTFOLIO is a duration-constrained fund managed using the same principles and strategies as Miller Anderson & Sherrerd's core fixed-income products. The Portfolio is managed by a team, allowing it to benefit from the best thinking of a group of individuals, as well as the expertise of smaller working groups. Sub-groups focus on five key elements of portfolio structure and composition: interest-rate strategy, yield-curve positioning, credit risk, prepayment sensitivity and country exposure. In addition, the Portfolio is diversified across market sectors and issues to control risk further.

   MAS manages the Portfolio's interest-rate strategy, limiting the average duration (the Portfolio's sensitivity to changes in interest rates) to between two and five years. MAS continually studies yield-curve positioning to determine the point along the curve (maturity) where securities offer the most value. MAS targets the Portfolio's investments to the area of the curve that provides the most value, taking into account MAS's expectation of future changes in the shape of the yield curve.

   The Portfolio purchases only those bonds rated investment grade (BBB/Baa) or higher. MAS's research shows that bearing credit risk often offers financial rewards beyond expected losses due to defaults. MAS also believes that a key to successful corporate-bond management is diversification, and generally limits exposure to individual credits to less than 1% of the Portfolio. The prepayment sensitivity of the Portfolio is managed to add value, but not bear unnecessary call risk. MAS's research shows that mortgage-backed securities offer attractive returns relative to equal-duration Treasury bonds, but also contain prepayment risk due to homeowners' rights to prepay their mortgages. MAS strives to manage this prepayment risk by modeling mortgage-backed securities using state-of-the art research and technology.

   MAS manages country exposure opportunistically by investing up to 20% of the Portfolio in high-quality bonds issued by foreign governments when yields abroad are particularly attractive. Generally, this country exposure is currency hedged.

   For the past fiscal year, the Portfolio returned 0.64%, essentially matching the Lehman Intermediate Government/ Corporate Index, which returned 0.63%. This slightly positive return masked a turbulent market environment, which saw interest rates rise dramatically and yield premiums in the corporate and mortgage sectors, after much volatility, narrow. A stronger economic recovery overseas eased the flight-to-quality that dominated the bond market in the second half of 1998. This restored some degree of confidence in the corporate and mortgage sectors. However, it also heightened inflation fears, which pushed long-term interest rates significantly higher.

   The Portfolio's interest rate strategy detracted from relative performance during the year. The Portfolio's duration began the period neutral to the benchmark, but was extended modestly late in 1998. As interest rates continued to rise in the spring of 1999, the duration was extended further to be 0.6 years longer than that of the benchmark. Because of this greater interest rate sensitivity, the continued rise in interest rates through the summer hurt the Portfolio's performance. The interest rate strategy was premised on the extremely high levels of real interest rates, one of the Portfolio's primary value indicators.

   Offsetting this early commitment to interest rate sensitivity was an overweighted position in mortgage and corporate securities. The Portfolio reacted to the extremely attractive valuations resulting from the flight-to-quality by adding additional exposure to the already heavy commitments in these sectors. This strategy gave the Portfolio a significant income advantage on its benchmark, and allowed it to take advantage of the subsequent narrowing of the yield spread that occurred in the first half of 1999. Most of the additions to the Portfolio were made in high-grade industrial and financial obligations and agency mortgage pass-through securities.

   Additional relative performance was added by several tactical maneuvers that were made during the year. The Portfolio reduced its mortgage exposure by almost 15% in the second calendar quarter, as yield spreads narrowed to more historically normal levels. This exposure was then added back in the summer as yields widened again, due to heavy new issuance in the corporate, asset-backed, and agency sectors. Also helping relative performance was a nearly 10% position in Treasury Inflation Protected Securities (TIPS). As inflation fears heightened, within a tight labor market and a period of rising oil prices, increased investor interest in TIPS allowed for significant outperformance of these securities. These holdings were eliminated during the third calendar quarter in favor of more attractively valued corporate and mortgage securities. As of September 30, 1999, the Portfolio's weightings in the higher-yielding corporate and mortgage sectors were 43% and 56%, respectively.

GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION

                      MAS Funds
                 Intermediate Duration       Lehman Intermediate Gov't/Corp.
*     10/3/94           1000                             1000
      12/31/94          995                              999
      3/31/95           1043                             1043
      6/30/95           1088                             1095
95    9/30/95           1114                             1113
      12/31/95          1148                             1152
      3/31/96           1150                             1142
      6/30/96           1158                             1150
96    9/30/96           1184                             1170
      12/31/96          1216                             1199
      3/31/97           1219                             1197
      6/30/97           1255                             1233
97    9/30/97           1289                             1266
      12/31/97          1314                             1293
      3/31/98           1336                             1313
      6/30/98           1358                             1338
98    9/30/98           1400                             1398
      12/31/98          1407                             1402
      3/31/99           1415                             1399
      6/30/99           1400                             1394
99    9/30/99           1409                             1407

Fiscal Years Ending September 30

AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*

                                         MAS Funds
                                   Intermediate Duration
                          -----------------------------------------
                                                                              Lehman Intermediate
                          Institutional -              Investment +            Gov't/Corp. Index
-----------------------------------------------------------------------------------------------------
One Year                       0.64%                       0.64%                     0.63%
-----------------------------------------------------------------------------------------------------
Since Inception                7.11%                       7.11%                     7.08%
-----------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

- Represents an investment in the Institutional Class.

+ Represents an investment in the Investment Class which commenced operations 8/16/99. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class. It is expected that, over time, returns for the Investment Class will be lower than for the Institutional Class due to the higher expenses charged.

Total returns for the Institutional Class of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Intermediate Duration Portfolio commenced operations on
10/3/94. Total returns are compared to the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged market index.

MAS Funds/Fixed Income

MULTI-MARKET FIXED
 INCOME PORTFOLIO

"With robust retail sales,
consumption, and invest-
ment spending, the U.S.
economy demonstrated
strength throughout
the year."

THE MULTI-MARKET FIXED INCOME PORTFOLIO seeks to provide investors with a superior real rate of return by investing in domestic and foreign fixed-income instruments and high-yield securities. MAS believes that the Portfolio's strategy marks the evolution of U.S.-based core fixed-income portfolios towards a more substantial commitment to alternative asset classes, including high-yield, emerging market, and non-dollar securities. All investments made in these sectors reflect MAS's assessment of market opportunities based upon a value-driven investment philosophy. Through careful research, MAS has identified a set of valuation tools which, when coupled with expertise and experience, helps identify undervalued sectors and securities through a variety of market environments.

   The Multi-Market Fixed Income Portfolio is actively managed by the MAS fixed-income management team, which is responsible for portfolio construction and risk control. The investment process combines top-down and bottom-up strategies. Using a top-down approach, the team first determines the appropriate global interest rate and currency exposures, utilizing value-based decision-making tools. These include the relative level of real interest rates and an analysis of yield curve slopes. The team then formulates a sector allocation strategy that tilts the Portfolio toward the most favorable opportunities in the market. This sector allocation is strongly influenced by the second element in the process: bottom-up security selection. A goal of this strategy is to incorporate the best individual investment ideas of portfolio managers specializing in U.S. high quality bonds, international bonds, U.S. high-yield bonds, and emerging market debt. The primary valuation tool used to select securities is an option-adjusted and credit-risk-adjusted yield spread.

   In fiscal 1999, the Portfolio outperformed its custom blended benchmark. This occurred primarily as a result of an overweighting in U.S. high-yield bonds and emerging market debt, as well as positive security selection across several sectors. This outperformance was reduced by the impact of a longer-than-benchmark duration strategy implemented as rates began to rise early in the fiscal year.

   The global fixed-income environment during fiscal 1999 was characterized by several critical factors: a recovery from the flight-to-quality phenomenon that occurred during the summer of 1998; a steady rise in interest rates driven by strong economic growth in the U.S.; and buildup of liquidity on the part of issuers and investors ahead of the upcoming Year 2000 event.

   Throughout the fiscal year, the Portfolio benefited from an overweighting in riskier fixed-income sectors, which had suffered the most during the market's reaction to a series of financial crises throughout fiscal 1998. These sectors had the strongest performance during fiscal 1999, driven by very high levels of yield spreads. U.S. Treasury yields rose significantly during this period. As the year began, investors realized that recession and more severe problems in the global economy were not materializing. With robust retail sales, consumption, and investment spending, the U.S. economy demonstrated strength throughout the year. The Federal Reserve raised interest rates twice to reduce the risk that this growth would result in higher inflation in the U.S.

   Other regions of the world began to see economic recovery as well. As the fiscal year progressed, Europe showed definite signs of economic growth. Japan took increasingly aggressive steps to stimulate its economy, and these efforts appeared to have an effect. Recovering growth in these regions helped contribute to the general trend toward higher interest rates across developed markets. Because MAS's measures of value, including the level of real rates, indicated that bonds represented good investment value, the Portfolio's duration was lengthened during the fiscal year. To the extent that some of this lengthening occurred early in the year and rates continued to rise, performance was negatively impacted.

   In addition to overweighting the high-yield and emerging market sectors, the Portfolio overweighted certain sectors within the U.S. investment grade market. Specifically, MAS believed that mortgage-backed securities and investment grade corporate bonds represented excellent value. When these sectors outperformed U.S. Treasuries early in the fiscal year, the Portfolio reduced its position. Later in the year, however, pressures again caused these sectors to underperform U.S. Treasuries. Specifically, the buildup of liquidity on the part of investors, coupled with record new issuance by corporations, caused dislocation in the high quality sectors. Yield spreads versus U.S. Treasuries for mortgage-backed securities and investment grade corporate bonds approached ten-year highs, in some cases surpassing the very wide spreads experienced during 1998's flight-to-quality. MAS believed that these events represented an opportunity for investors, so in the spring of 1999, the Portfolio increased commitments to these sectors, particularly mortgage-backed securities.

   Finally, the Portfolio was underweight the non-dollar sector at fiscal year-end. While good values existed, particularly in Europe, MAS still believed that the value in the U.S. market was superior. For the fiscal year, the Portfolio's investments in non-dollar securities reduced absolute performance, particularly due to the general strength of the U.S. dollar for most of the year. Security selection in this sector also had a modestly negative impact on portfolio performance.

GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION

                      MAS Funds
                 Multi-Market Fixed Income      Salomon Broad   Salomon World Gov't Bond Ex-US  60/12/10/10/8 Blended
*   10/1/97             1000                        1000                   1000                     1000
    12/31/97            1005                        1026                   987                      1016
    3/31/98             1031                        1042                   991                      1039
    6/30/98             1034                        1066                   1008                     1054
98  9/30/98             1027                        1110                   1105                     1075
    12/31/98            1058                        1115                   1163                     1096
    3/31/99             1064                        1110                   1107                     1096
    6/30/99             1050                        1099                   1057                     1086
99  9/30/99             1051                        1107                   1121                     1097

Fiscal Years Ending September 30

AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*

             MAS Multi-Market       Salomon Broad     Salomon World Gov't      60/20/12/8
               Fixed Income             Index         Bond Ex-U.S. Index      Blended Index
-----------------------------------------------------------------------------------------------------
One Year            2.36%                (0.27)%              1.51%               2.07%
-----------------------------------------------------------------------------------------------------
Since Inception     2.54%                5.24%                5.91%               4.74%
-----------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments. High-yield fixed-income securities, otherwise known as "junk bonds," represent a much greater risk of default and tend to be more volatile than higher-rated bonds.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Multi-Market Fixed Income Portfolio commenced operations on 10/1/97. Total returns are compared to the Salomon Broad Investment Grade Index and the Salomon World Government Bond Ex-U.S. Index, both unmanaged market indices, as well as the 60/20/12/8 Blended Index, an unmanaged index comprised of 60% Salomon Broad Investment Grade Index, 20% Salomon World Government Bond Ex-U.S. Index (one half hedged into U.S. dollars), 12% Salomon High Yield Index, and 8% J.P. Morgan Emerging Markets Bond Index.

MAS Funds/Balanced

BALANCED
 PORTFOLIO

"Management of the
Portfolio also draws on
asset allocation exper-
tise from the entire
Morgan Stanley Dean
Witter Investment
Management global
organization."

[PHOTO]
from left:
Karen Igler, Ruth Hughes-Guden,
Deborah Reyner Roberts and
Gregg Robinson

THE BALANCED PORTFOLIO provides active asset allocation management using Miller Anderson & Sherrerd's core equity and fixed-income strategies in a single portfolio. MAS shifts assets as relative values change, using a 60% equity and 40% fixed-income allocation as a neutral starting point, and manages diversification and risk control across both asset classes.

   Asset allocation decisions combine measures of value, earnings, interest rate and inflation dynamics, and economic analysis. Sentiment and liquidity are taken into account when they reach extreme levels. When making asset allocation decisions, MAS calculates risk-adjusted expected returns for equities and fixed-income securities. These returns are derived from proprietary models that incorporate valuation levels, earnings trends, interest rate and inflation dynamics, and sentiment measures. MAS then allocates a greater portion of the Portfolio's assets to the asset class with the highest risk-adjusted expected returns. Total portfolio risk is monitored in absolute terms as well as against the product's benchmark.

   Management of the Portfolio also draws on asset allocation expertise from the entire Morgan Stanley Dean Witter Investment Management global organization. The Asset Allocation Committee provides the portfolio management team with input on topics such as developments in the Mergers and Acquisitions area and trends in credit markets. Using this information, the team evaluates the relative risks and returns of the broad asset classes and makes decisions about portfolio composition. The individual holdings within the Portfolio are managed based on the expertise of MAS's specific product teams for each asset class represented.

   During fiscal 1999, the Portfolio returned 58 basis points more than its custom benchmark of 60% S&P 500 and 40% Salomon Broad Index. Security selection in both the equity and fixed- income portions of the Portfolio were responsible for the outperformance. The contribution from asset allocation was neutral.

   Between August and October of 1998, there was a significant sell-off in equities around the world on the heels of the Russian debt default, the bailout of a large hedge fund, and a rally in the bond market. Relative valuations moved in favor of equities, and in mid-October, the

Portfolio started to increase equity weighting from a low of 48% to a neutral position (60%) relative to the benchmark. In April, after equities had rallied by almost 30%, and bond yields in the U.S. and abroad had moved up by about 100 basis points, the Portfolio started to reduce equity exposure once again.

   At fiscal year-end, the Portfolio had a higher-than-benchmark allocation to U.S. fixed income, offset by a 6-percentage point underweight in equities. Valuations for U.S. equities were high relative to bonds, and the profit outlook had started to deteriorate. The Portfolio also had a higher-than-benchmark allocation to corporate and mortgage-backed fixed income securities. Spreads relative to Treasuries were near their highs, and MAS believed that these spreads were more than sufficient to compensate investors for default and prepayment risks.

GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION

                      MAS Funds
                      Balanced       S&p 500        Salomon Broad   60/40 Blend
*       12/31/92        1000          1000                1000          1000
        3/31/93         1034          1044                1042          1043
        6/30/93         1048          1049                1071          1057
93      9/30/93         1083          1076                1099          1085
        12/31/93        1104          1101                1099          1100
        3/31/94         1069          1059                1068          1063
        6/30/94         1060          1064                1058          1061
94      9/30/94         1085          1116                1064          1095
        12/31/94        1082          1115                1068          1097
        3/31/95         1157          1224                1122          1183
        6/30/95         1247          1341                1191          1279
95      9/30/95         1317          1447                1213          1350
        12/31/95        1378          1534                1266          1422
        3/31/96         1431          1617                1244          1458
        6/30/96         1473          1689                1250          1500
96      9/30/96         1494          1742                1273          1539
        12/31/96        1590          1887                1312          1635
        3/31/97         1612          1937                1305          1658
        6/30/97         1786          2275                1352          1855
97      9/30/97         1904          2446                1397          1963
        12/31/96        1902          2516                1438          2020
        3/31/97         2068          2867                1461          2203
        6/30/97         2100          2962                1495          2267
98      9/30/97         1959          2667                1557          2169
        12/31/98        2195          3235                1563          2450
        3/31/99         2285          3396                1556          2518
        6/30/99         2408          3636                1541          2615
99      9/30/99         2291          3408                1553          2525

Fiscal Years Ending September 30

AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*

                             MAS Balanced
-------------------------------------------------------     S&P 500        Salomon      60/40 Blended
             Institutional -   Investment **  Adviser +      Index       Broad Index        Index
--------------------------------------------------------------------------------------------------------
One Year         16.99%          16.84%        16.76%       27.80%         (0.27)%         16.41%
--------------------------------------------------------------------------------------------------------
Five Years       16.13%          16.01%        15.96%       25.03%          7.86%          18.19%
--------------------------------------------------------------------------------------------------------
Since Inception  13.07%          12.99%        12.96%       19.93%          6.74%          14.71%
--------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

- Represents an investment in the Institutional Class.

** Represents an investment in the Investment Class which commenced operations 4/3/97. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

+ Represents an investment in the Adviser Class which commenced operations 11/1/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class. Total returns for the Adviser Class of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

* The Balanced Portfolio commenced operations on 12/31/92. Total returns are compared to the S&P 500 Index and the Salomon Broad Investment Grade Index, both unmanaged market indices, as well as the 60/40 Blended Index, an unmanaged index comprised of 60% S&P 500 Index and 40% Salomon Broad Investment Grade Index.

MAS Funds/Balanced

MULTI-ASSET-CLASS
 PORTFOLIO

"When making global
asset-allocation decisions,
MAS calculates risk-
adjusted expected returns
for each asset class."

THE MULTI-ASSET-CLASS PORTFOLIO provides global asset allocation among U.S. and foreign stocks, bonds, and high-yield securities. Miller Anderson & Sherrerd actively shifts assets among them as their relative values and risks change and manages diversification and risk control across all five asset classes. Diversification across this wide array of asset types offers a risk/return profile that historically has been more attractive than balanced portfolios consisting only of domestic stocks and bonds.

   The investment process consists of five interrelated decisions: allocation among global asset classes, country allocation, allocation to equities versus fixed-income securities within markets, currency exposures, and value determinations within markets. Asset-allocation decisions couple measures of value, earnings, interest rate and inflation dynamics, and economic analysis. Sentiment and liquidity are taken into account when they reach extreme levels.

   When making global asset-allocation decisions, MAS calculates risk-adjusted expected returns for each asset class. These returns are derived from proprietary models that incorporate valuation levels, earnings trends, inflation and interest rate dynamics, and sentiment measures. MAS allocates a greater portion of the Portfolio's assets to the asset classes with the highest risk adjusted expected returns. Total portfolio risk is monitored in absolute terms as well as against the product's benchmark.

   While currency valuations help shape MAS's view of the relative value of foreign investments and thus influence the Portfolio's country allocations, currency exposure is viewed as a separate decision. The degree of currency exposure is based on MAS's analysis of deviations from purchasing-power parity, with particular attention directed towards over- or under-valuation that cannot be explained by differences in real interest rates.

    Management of the Portfolio also draws on asset allocation expertise from the entire Morgan Stanley Dean Witter Investment Management global organization. The Asset Allocation Committee provides the portfolio management team with input on topics such as developments in the Mergers and Acquisitions area and trends in credit markets. Using this information, the team evaluates the relative risks and returns of the broad asset classes and makes decisions about portfolio composition. The individual holdings of the Portfolio are managed based on the expertise of MAS's specific product teams for each of the five asset classes represented.

   During fiscal 1999, the MAS Funds Multi-Asset-Class Portfolio underperformed against its custom benchmark of 50% U.S. equities, 14% foreign equities, 24% U.S. fixed income, 6% foreign fixed income, and 6% high yield. Asset allocation decisions, particularly the less-than-index exposure to U.S. equities, and security selection in the international equity portion of the Portfolio contributed to the underperformance. Security selection in U.S. equities, U.S. fixed income, and high-yield added value relative to the benchmark.

   The Portfolio began its fiscal year with overweighted positions in international equities, high-yield, and emerging market debt securities. The overall equity position was approximately 10 percentage points less than that of the benchmark. Yield spreads of high-yield and emerging market debt securities relative to U.S. Treasuries were very attractive, and MAS believed that these spreads more than compensated investors for the higher riskiness of these asset classes. International equities offered investors higher expected returns than U.S. stocks. Foreign bonds offered significantly lower real interest rates than U.S. bonds; therefore, the Portfolio had significantly lower-than-benchmark exposure to this asset class.

   In the first quarter of the fiscal year, after a significant sell-off in equities, the Russian debt default, and the bailout of a large hedge fund in the U.S., the Portfolio increased its exposure to U.S. equities and reduced its exposure to bonds. However, the equity weight was brought into line with the benchmark only after part of the late 1998 rally had already taken place. In April, 1999, after equities had rallied almost 30%, and bond yields in the U.S. and abroad had moved up by about 100 basis points, the Portfolio began to reduce equity exposure.

   Additionally, interest rates in the Euro area increased more than interest rates in the U.S. and yield curves steepened significantly. The Portfolio therefore increased exposure to foreign fixed income to bring its allocation more in line with the benchmark.

   At fiscal year-end, the Portfolio had a higher-than-benchmark allocation to U.S. fixed income, offset by an underweight in U.S. equities. Valuations for U.S. equities were high relative to bonds, and the profit outlook had started to deteriorate. The Portfolio also had a higher-than-benchmark allocation to international equities, focused on Japanese equities. The Japanese economy had shown signs of an accelerating recovery, and the corporate earnings outlook was improving. Valuations were attractive, especially relative to other equity markets around the world. Finally, the Portfolio had a higher-than-benchmark allocation to high-yield securities. Spreads relative to Treasuries were near their highs and, while defaults had increased, MAS believed that these spreads were more than sufficient to compensate investors for default risks.

GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION

                     MAS Funds
                   Multi-Asset-Class   S&P 500          Salomon Broad     MSCI EAFE       50/24/14/6/6 Blended
*      7/29/94         1000              1000               1000             1000                 1000
94     9/30/94         997               1016               987              991                  1003
       12/31/94        986               1015               991              981                  1003
       3/31/95         1044              1114               1041             1000                 1079
       6/30/95         1125              1221               1104             1007                 1157
95     9/30/95         1179              1318               1125             1049                 1214
       12/31/95        1229              1397               1174             1091                 1273
       3/31/96         1280              1472               1154             1123                 1306
       6/30/96         1326              1538               1159             1141                 1343
96     9/30/96         1341              1585               1181             1139                 1375
       12/31/96        1425              1718               1217             1157                 1452
       3/31/97         1443              1764               1210             1139                 1467
       6/30/97         1604              2071               1254             1287                 1638
97     9/30/97         1697              2227               1296             1278                 1719
       12/31/97        1674              2291               1334             1178                 1741
       3/31/98         1835              2610               1355             1351                 1916
       6/30/98         1849              2696               1387             1365                 1972
98     9/30/98         1689              2428               1444             1171                 1859
       12/31/98        1906              2945               1450             1413                 2125
       3/31/99         1967              3092               1443             1433                 2175
       6/30/99         2062              3310               1430             1469                 2249
99     9/30/99         1988              3103               1440             1534                 2203

Fiscal Years Ending September 30

AVERAGE ANNUAL TOTAL RETURNS Ended 9/30/99*

                  MAS Multi-Asset-Class
             -----------------------------    S&P 500   Salomon Broad   MSCI EAFE   50/24/14/6/6
             Institutional -  Investment **    Index        Index          Index    Blended Index
-------------------------------------------------------------------------------------------------------
One Year         17.71%         17.53%        27.80%        (0.27)%       30.95%        18.48%
-------------------------------------------------------------------------------------------------------
Five Years       14.80%         14.68%        25.03%         7.86%         9.12%        17.04%
-------------------------------------------------------------------------------------------------------
Since Inception  14.21%         14.09%        24.47%         7.31%         8.62%        16.49%
-------------------------------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments. High-yield fixed-income securities, otherwise known as "junk bonds," represent a much greater risk of default and tend to be more volatile than higher-rated bonds.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

- Represents an investment in the Institutional Class.

** Represents an investment in the Investment Class which commenced operations 6/10/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class. Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

* The Multi-Asset-Class Portfolio commenced operations on 7/29/94. Total returns are compared to the S&P 500 Index, the Salomon Broad Investment Grade Index, and the Morgan Stanley Capital International EAFE Index, all unmanaged market indices, as well as the 50/24/14/6/6 Blended Index, an unmanaged index comprised of 50% S&P 500 Index, 24% Salomon Broad Investment Grade Index, 14% MSCI EAFE Index, 6% Salomon High Yield Index and 6% Salomon World Government Bond Ex-U.S. Index. Prior to 1/1/99, the above blend reflected 14% MSCI EAFE-GDP Weighted Index instead of 14% MSCI EAFE Index. The benchmark was changed because the MSCI EAFE Index has become more representative of the portfolio's investment opportunities than the MSCI EAFE - GDP Weighted Index.

Miller Anderson & Sherrerd, LLP Morgan Stanley Dean Witter Investment Management

TRUSTEES AND
 OFFICERS

The following is a list of the Trustees and the principal executive officers of the Fund as well as a brief statement of their present positions and principal occupations:

THOMAS L. BENNETT, CFA*

Chairman of the Board of Trustees; Managing Director, Morgan Stanley Dean Witter & Co.; Member of the Morgan Stanley Dean Witter Investment Management Executive Committee; Portfolio Manager and Head of Fixed Income Investment Team, Miller Anderson & Sherrerd, LLP; Trustee, Haverford School.

THOMAS P. GERRITY

Trustee; Professor of Management, Director of the Electronic Commerce Forum, and formerly Dean, Wharton School of Business, University of Pennsylvania; Director, Sunoco; Fannie Mae; Reliance Group Holdings; CVS Corporation; IKON Office Solutions, Inc.; Knight-Ridder, Inc.; Fiserv; Internet Capital Group; formerly Director, Digital Equipment Corporation and Union Carbide Corporation.

JOSEPH P. HEALEY

Trustee; Headmaster, Ethical Culture Fieldston School; Trustee, Springside School; formerly Headmaster, Haverford School; Dean, Hobart College; Associate Dean, William & Mary College.

JOSEPH J. KEARNS

Trustee; investment consultant; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation; formerly, CFO of The J. Paul Getty Trust.

VINCENT R. MCLEAN

Trustee; Director, Legal and General America, Inc.; Director, Banner Life Insurance Co.; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. OSCAR MORONG, JR.

Trustee; Managing Director, Morong Capital Management; Director, CitiFunds, CitiSelect Folios and related portfolios; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.; Director, The Indonesia Fund and the Landmark Funds; Director, Ministers and Missionaries Benefit Board of American Baptist Churches.

LORRAINE TRUTEN, CFA

President, MAS Funds; Principal, Morgan Stanley Dean Witter & Co.; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

JAMES A. GALLO

Vice President and Treasurer, MAS Funds; Head of Fund Administration, Miller Anderson & Sherrerd, LLP; Vice President, Morgan Stanley Dean Witter & Co.; formerly Vice President and Director of Investment Accounting, PFPC, Inc.

RICHARD J. SHOCH

Secretary, MAS Funds; Fund Administration Manager, Miller Anderson & Sherrerd, LLP; Vice President, Morgan Stanley Dean Witter & Co.; formerly Counsel, Vice President and Assistant Secretary, SEI Corporation.

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

This report should be preceded or accompanied by a prospectus.
MAS Fund Distribution, Inc. serves as General Distribution Agent for MAS Funds. Date of first use: November, 1999

                               [MAS FUNDS LOGO]

                Morgan Stanley Dean Witter Investment Management
                        Miller Andersen & Sherrerd, LLP

                                One Tower Bridge
                        West Conshohocken, PA 19428-2899
          Investment Adviser:(610) 940-5000 - MAS Funds:(800) 354-8185